                                                                   EXHIBIT 10.11

                                 OFFICE LEASE

                                SJ PLAZA, LLC,
                     A Delaware limited liability company,
                                  As Landlord

                                      And

                             BLAZE SOFTWARE, INC.,
                           A California corporation,
                                   As Tenant

                        For Leased Premises located at
    Suite 800 and Suite 900, 150 Almaden Blvd., San Jose, California 95113
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                               TABLE OF CONTENTS
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
ARTICLE 1      SALIENT LEASE TERMS......................................    1
ARTICLE 2      ADDITIONAL DEFINITIONS...................................    3
ARTICLE 3      PREMISES AND COMMON AREAS................................    8
ARTICLE 4      TERM AND POSSESSION......................................   10
ARTICLE 5      MINIMUM MONTHLY RENT.....................................   11
ARTICLE 6      ADDITIONAL RENT..........................................   11
ARTICLE 7      ACCORD AND SATISFACTION..................................   13
ARTICLE 8      SECURITY DEPOSIT.........................................   13
ARTICLE 9      USE......................................................   14
ARTICLE 10     COMPLIANCE WITH LAWS AND REGULATIONS.....................   14
ARTICLE 11     SERVICE AND EQUIPMENT....................................   16
ARTICLE 12     ALTERATIONS..............................................   18
ARTICLE 13     PROPERTY INSURANCE.......................................   20
ARTICLE 14     INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION........   21
ARTICLE 15     LIABILITY INSURANCE......................................   22
ARTICLE 16     INSURANCE POLICY REQUIREMENTS & INSURANCE DEFAULTS.......   22
ARTICLE 17     FORFEITURE OF PROPERTY...................................   23
ARTICLE 18     MAINTENANCE AND REPAIRS..................................   23
ARTICLE 19     DESTRUCTION..............................................   24
ARTICLE 20     CONDEMNATION.............................................   25
ARTICLE 21     ASSIGNMENT AND SUBLETTING................................   26
ARTICLE 22     ENTRY BY LESSOR..........................................   29
ARTICLE 23     SIGNS....................................................   29
ARTICLE 25     REMEDIES UPON DEFAULT....................................   30
ARTICLE 26     BANKRUPTCY...............................................   32
ARTICLE 27     SURRENDER OF LEASE.......................................   33
ARTICLE 28     LANDLORD'S EXCULPATION...................................   33
ARTICLE 29     ATTORNEYS' FEES..........................................   33
ARTICLE 30     NOTICES..................................................   34
ARTICLE 31     SUBORDINATION AND FINANCING PROVISIONS...................   34
ARTICLE 32     ESTOPPEL CERTIFICATES....................................   35
ARTICLE 33     MISCELLANEOUS PROVISIONS.................................   35
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                                 OFFICE LEASE

     THIS OFFICE LEASE ("Lease") is entered and dated for reference purposes only as November 12, 1999, by and between "Landlord" and "Tenant" (as such terms are defined below).

                         ARTICLE 1 SALIENT LEASE TERMS

     In addition to the terms defined throughout this Lease, the following salient terms shall have the following meanings when referred to in this Lease:

1.1  Rent Payment        SJ PLAZA, LLC
     Address:            100 Park Center Plaza, Suite 425
                         San Jose, CA 95113

1.2  "Landlord"          SJ Plaza, LLC,
     and                 c/o Divco West Group, LLC
     Notice              100 Park Center Plaza, Suite 425
     Address:            San Jose, CA 95113
                         Attn.: Property Manager

                         With a copy to: Divco West Group, LLC
                                         150 Almaden Blvd., Suite 700
                                         San Jose, CA 95113
                                         Attention: Asset Manager

1.3  "Tenant"            BLAZE SOFTWARE, INC.
     and                 150 Almaden Blvd., Suite 800
     Notice              San Jose, CA
     Address:            Attn: Chief Financial officer

1.4  "Leased             Approximately 27,586 square feet of Rentable Area
     Premises:"          (hereinafter defined), Premises:" as outlined in
                         Exhibit B attached hereto, located in Suites 800 and
                         ---------
                         900 in the Building. The foregoing square footage for the Rentable Area of the Leased Premises shall be deemed the actual square footage for the Rentable Area of Leased Premises.

1.5  "Building:"         That building located at 150 Almaden Blvd., San Jose,
                         California, containing approximately 201,748 square feet of Rentable Area, which shall be deemed the actual square footage of Rentable Area in the Building.

1.6  "Complex:"          Park Center Plaza, consisting of the Building and those
                         certain office buildings located at Park Center Plaza,
                         San Jose, California, and the Common Areas (hereinafter
                         defined) together with the parcel or parcels in common
                         ownership therewith and/or contiguous thereto, as
                         outlined in Exhibit A attached hereto.
                                     ---------

1.7  Estimated
     Commencement
     Date:               February 1, 2000 ("Estimated Commencement Date")

1.8  "Term:"             Sixty (60) months following the Commencement Date, plus
                         any partial month for the month in which the Commencement Date occurs if the Commencement occurs on other than the first day of a calendar month. If the Commencement Date is other than the first

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                         day of a calendar month, the first month shall include
                         the remainder of the calendar month in which the Commencement Date occurs plus the first full calendar month thereafter, and minimum monthly rent for such first month shall include the full monthly rent for the first full calendar month plus monthly rent for the partial month in which the Commencement Date occurs prorated on a daily basis at the monthly rent provided for the first calendar month.

1.9   "Minimum
      Monthly Rent:"          (A)  Months        Minimum Monthly Rent
                                   ------        --------------------
                                   1 - 12        $ 86,895.90
                                   13 - 24       $ 90,371.74
                                   25 - 36       $ 93,986.61
                                   37 - 48       $ 97,746.07
                                   49 - 60       $101,655.91

                             (B)  Advance Rent:  $86,895.90

1.10  "Base Year
      Costs:" The actual costs in calendar year 2000 for Base Operating Costs, Base Taxes and Base Insurance.

1.11  "Security Deposit:"    $434,480.00, which may be in the form of a Letter
                             of Credit as provided in Addendum No. 1 attached hereto.

1.12  "Permitted Use:"       The Leased Premises shall be used solely for
                             engineering offices and uses incidental thereto and general office use, but for no other use.

1.13  Proportionate
      Share: Tenant's initial Proportionate Share is 13.67% based on the ratio that the Rentable Area of the Leased Premises (i.e., 27,586 square feet) bears to the Rentable Area of the Building (i.e., 201,748 square feet).

1.14  Declaration of
      Restrictions:          As set forth on Exhibit F attached hereto and
                                             ---------
                             incorporated herein.

1.15  "Broker:"              Colliers International representing Tenant and
                             Ritchie Commercial representing Landlord.

1.16  "Reciprocal Easement
      Agreement:"            That certain Grant of Reciprocal Easements and
                             Agreement for Maintenance dated as of September 22, 1970 and recorded in Book 9072 at Page 22 of the official Records of Santa Clara County, California, as amended.

1.17  Contents:              Included as part of this Lease are the following
                             Exhibits and addenda which are attached hereto and incorporated herein by this reference:

                             Exhibits:     A - Plan of the Complex
                                           B - Floor Plan of the Leased Premises
                                           C - Work Letter for Construction
                                               Obligations
                                           D - Acknowledgment of Commencement
                                               Date
                                           E - Rules & Regulations
                                           F - Declaration of Restrictions

                                Addendum No. 1

                       ARTICLE 2 ADDITIONAL DEFINITIONS

     The terms defined in this Article 2 shall, for all purposes of this Lease and all agreements supplemental hereto, have the meanings herein specified, unless expressly stated otherwise.

     "Base Operating Costs" means the Operating Costs for the calendar year set
      --------------------
forth in Section 1.10 hereof.

     "Base Insurance" means the Insurance Costs for the calendar year set forth
      --------------
in Section 1.10 hereof.

     "Base Taxes" means the Taxes for the calendar year set forth in Section
      ----------
1.10 hereof.

     "Building" shall mean the structure which contains the Leased Premises.
      --------

     "Commencement Date" shall mean the earlier of (a) the date by which the
      -----------------
Leasehold Improvements to be constructed by Landlord pursuant to Exhibit C have
                                                                 ---------
been Substantially Completed (as defined in Exhibit C) if Landlord is obligated
                                            ---------
to construct any Leasehold Improvements, subject to "Tenant Delays" and "Force Majeure Delays" (as such terms are defined in Exhibit C attached hereto), or (b)
                                              ---------
the date Tenant takes possession of the Leased Premises. However, if there is any delay in Substantially Completing the Leasehold Improvements due to any Tenant Delay, then such delay shall thereupon effect a postponement of the date by which Landlord is obligated to Substantially Complete the Leasehold Improvements; however, the Commencement Date shall be deemed the date the Leasehold Improvements would have been completed but for the Tenant Delays. Thus, the date for commencement of Rent and all additional rent shall not be delayed by Tenant Delay.

     "Common Areas" shall mean all areas and facilities outside the Leased
      ------------
Premises within the exterior boundaries of the parcel of land containing the Building of which the Leased Premises form a part, together with the exterior plaza and access areas within the Complex, all as provided and designated by Landlord from time to time for the general use and convenience of Tenant and of other tenants of Landlord having the common use of such areas, and their respective authorized representatives and invitees. Common Areas include, without limitation, corridors, stairways, elevator shafts, janitor rooms in the Building, the Park Center Plaza parking garage, the driveways and landscaped areas in the Complex as generally outlined on Exhibit A attached hereto. Exhibit A is tentative and Landlord reserves the right to make alterations thereto from time to time.

     "Insurance Costs" shall mean all premiums and costs and expenses for all
      ---------------
policies of insurance which may be obtained by Landlord in its discretion for
(a) the Leased Premises, Building and the Common Areas of the Complex, or any blanket policies which include the Building or Complex, coveting damage thereto and loss of rents caused by fire and other perils Landlord elects to cover, including, without limitation, coverage for earthquakes and floods, (b) commercial general liability insurance for the benefit of Landlord and its designees and (c) such other coverage Landlord elects to obtain for the Leased Premises, Building or Common Areas of the Complex, including, without limitation, coverage for environmental liability and losses. Notwithstanding anything to the contrary, Landlord reserves the right to adjust the Base Insurance Costs if such Base Insurance costs include coverages for perils not required or elected to be insured by Landlord in the future.

     "Lease Year" means any calendar year, or portion thereof, following the
      ----------
commencement hereof, the whole or any part of which period is included within the Term.

     "Leased Premises" shall mean the portion of space leased to Tenant
      ---------------
hereunder.

     "Leasehold Improvements" and "Tenant Improvements" shall mean the tenant
      ----------------------       -------------------
improvements, if any, to be constructed by Landlord pursuant to Exhibit C
                                                                ---------
attached hereto.

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     "Operating Costs" means the total amounts paid or. payable, whether by
      ---------------
Landlord or others on behalf of Landlord, in connection with the ownership, maintenance, repair, and operations of the Building and the Common Areas of the Complex in accordance with Landlord's standard accounting procedures. Since the Complex consists of multiple buildings, certain Operating Costs may pertain to a particular building(s) and other Operating Costs to the Complex as a whole (such as Operating Costs for the Common Areas of the Complex). Operating Costs applicable to any particular building within the Complex shall be charged to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other Operating Costs applicable to the Complex (such as the Common Areas of the Complex) shall be charged to each building in the Complex (including the Building) with the tenants in each such building being responsible for paying their respective proportionate shares in such building of such costs to the extent required under the applicable leases. Landlord shall in good faith attempt to allocate such Operating Costs to the buildings (including the Building) and such allocation shall be binding on Tenant. Operating Costs shall include, but not be limited to, the aggregate of the amount paid for:

               (1) all fuel used in heating and air conditioning of the Building;

               (2) the amount paid or payable for all electricity furnished by Landlord to the Common Areas of the Complex, which shall be allocated to each building as provided above (other than electricity furnished to and paid for by other tenants by reason of their extraordinary consumption of electricity and that furnished to the any other building in the Complex for which the tenants of such other building are responsible for such electrical costs);

               (3) the cost of periodic relamping and reballasting of lighting fixtures;

               (4) the amount paid or payable for all hot and cold water (other than that chargeable to Tenants by reason of their extraordinary consumption of water and that furnished to any other building in the Complex for which the tenants of such other building are responsible for such water costs);

               (5) the amount paid or payable for all labor and/or wages and other payments including cost to Landlord of workers' compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, caretakers, and other employees, contractors and subcontractors of Landlord (including wages of the Building manager) involved in the management, operation, maintenance and repair of the Complex;

               (6) painting for exterior walls of the Building and the Common Areas of the Complex; the total charges of any independent contractors employed in the repair, care, operation, maintenance, and cleaning of the Building and Common Areas of the Complex;

               (7) the amount paid or payable for all supplies used in connection with the operation, repair and maintenance of the Building and the Common Areas of the Complex;

               (8) the cost of window and exterior wall cleaning, telephone and utility costs of the Building and Common Areas of the Complex;

               (9) the cost of accounting services necessary to compute the rents and charges payable by Tenants and keep the books of the Building and Common Areas of the Complex;

               (10) fees for management, including, without limitation, office rent, supplies, equipment, salaries, wages, bonuses and other compensation (including fringe benefits, vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents engaged in the management, operation, repair, or maintenance of the Building and/or Common Areas of the Complex;

               (11) fees for legal, accounting (including, without limitation, any outside audit as Landlord may elect in its sole and absolute discretion), inspection and consulting services incurred by Landlord in connection with operation, repair or maintenance of the Building or Common Areas of the Complex;

               (12) the cost of operating, repairing and maintaining the Building elevators;

               (13) the cost of porters, guards and other protection services;

               (14) the cost of establishing and maintaining the Building's directory board;

               (15) payments for general maintenance and repairs to the plant and equipment supplying climate control to the Building and Common Areas of the Complex;

               (16) the cost of supplying all services pursuant to Article 11 hereof to the extent such services are not paid by individual tenants;

               (17) amortization of the costs, including repair and replacement, of all maintenance and cleaning equipment and master utility meters and of the costs incurred for repairing or replacing all other fixtures, equipment and facilities serving or comprising the Building and Common Areas of the Complex which by their nature require periodic or substantial repair or replacement, and which are not charged fully in the year in which they are incurred, at rates on the various items determined from time to time by Landlord in accordance with sound accounting principles;

               (18) community association dues, assessments and charges and property owners' association dues, assessments and charges which may be imposed upon Landlord by virtue of any recorded instrument affecting title to the Building;

               (19) all costs to upgrade, improve or change the utility, efficiency or capacity of any utility or telecommunication system serving the Building and the Common Areas of the Complex;

               (20) the repair and replacement, resurfacing and/or repaying of any paved areas, curbs or gutters within the Building or Common Area's of the Complex;

               (21) the repair and replacement of any equipment or facilities serving or located within the Building or the Common Areas of the Complex, except for the cost to construct any new structures; and

               (22) the cost of any capital repairs, improvements and replacements made by the Landlord to the Building or Common Areas of the Complex ("Capital Costs"). However, certain Capital Costs shall be includable in Operating Costs each year only to the extent of that fraction allocable to the year in question calculated by amortizing such Capital Cost over the reasonably useful life of the improvement resulting therefrom, as determined by Landlord in its good faith discretion, with interest on the unamortized balance at the higher of (i) ten percent (10%) per annum; or (ii) the interest rate as may have been paid by Landlord for the funds borrowed for the purpose of performing the work for which the Capital Costs have been expended, but in no event to exceed the highest rate permissible by law. The Capital Costs subject to such amortization procedure are restricted to the following two categories: (a) those costs for capital improvements to the Building or Common Areas of the Complex of a type which do not normally recur more frequently than every five (5) years in the normal course of operation and maintenance of such facilities (specifically excluding painting of all or a portion of the Complex); and (b) costs incurred for the purpose of reducing other operating expenses or utility costs, from which Tenant can expect a reasonable benefit, or that are required by governmental law, ordinance, regulation or mandate, not applicable to the Complex at the time of the original construction.

          Operating Costs shall not include any of the following:

               (a) legal or accounting expenses incurred expressly for negotiating a lease with a particular tenant, or as a result of a default of a specific tenant;

               (b) the cost to construct any tenant improvements for other tenants;

               (c) any work to the extent paid for by insurance or condemnation proceeds actually collected by Landlord;

               (d) the cost for Work to remove any asbestos or other hazardous material in the Building or the Common Areas of the Complex; provided, however if such work is due to any alteration by Tenant or otherwise caused by Tenant or any of its officers, directors, employees, agents or contractors, then Tenant shall be solely responsible for the cost of such work;

               (e) leasing commission or other cost to put a tenant into the Complex;

               (f) interest on debt or amortization payments on mortgages or deeds of trust, ground lease payment or other debt for borrowed money;

               (g) the cost for repairs resulting from any structural defect in the original design or construction of the Building or Common Areas of the Complex;

               (h) the cost for repairs to the six story parking garage in located at the 185 Building (as defined in the definition of Real Estate Taxes) or to the main parking garage at the Complex; and

               (i) the cost to construct any additional buildings or structures to the Common Areas of the Complex or to construct additional improvements to substantially expand the nature and quality of the improvements in the Common Areas other than when reasonably determined by Landlord to be necessary or desirable for the continued maintenance or operation of the Building and all Common Areas.

               In no event should Landlord account for, through inclusion in Operating Costs and direct payment from any tenant or third party, more than 100% of any item.

     "Proportionate Share" or "Pro Rata Percent" shall be that fraction
      -------------------      ----------------
(converted to a percentage) the numerator of which is the Rentable Area (hereinafter defined) of the Leased Premises and the denominator of which is the Rentable Area of the Building. Tenant's Proportionate Share as of the commencement of the term hereof is specified in Section 1.13. Said Proportionate Share shall be recalculated by Landlord as may be required effective as at the commencement of any period to which the calculation is applicable in this Lease. Notwithstanding the preceding provisions of this Section, Tenant's Proportionate Share as to certain expenses may be calculated differently to yield a higher percentage share for Tenant as to certain expenses in the event Landlord permits other tenants in the Building to directly incur such expenses rather than have Landlord incur the expense in common for the Building (such as, by way of illustration, wherein a tenant performs its own janitorial services). In such case Tenant's proportionate share of the applicable expense shall be calculated as having as its denominator the Rentable Area of all floors rentable to tenants in the Building less the Rentable Area of tenants who have incurred such expense directly. In any case in which Tenant, with Landlord's consent, incurs such expenses directly, Tenant's proportionate share will be calculated specially so that expenses of the same character which are incurred by Landlord for the benefit of other tenants in the Building shall not be prorated to Tenant. Nothing herein shall imply that Landlord will permit Tenant or any other tenant of the Building to incur any Operating Costs. Any such permission shall be in the sole discretion of the Landlord, which Landlord may grant or withhold in its arbitrary judgment.

     "Real Estate Taxes" or "Taxes" shall mean and include all general and
      -----------------      -----
special taxes, assessments, fees of every kind and nature, duties and levies, charged and levied upon or assessed by any governmental authority against the parcel containing the Building and all other improvements on such parcel, including the various estates in such parcel and the Building and improvements thereon, any leasehold improvements, fixtures, installations, additions and equipment, whether owned by Landlord or Tenant or any other tenant; except that it shall exclude any taxes of the kind covered by Section 6.1 hereof to the extent Landlord is reimbursed therefor by any tenant in the Building. Real Estate Taxes shall also include the reasonable cost to Landlord of contesting the amount, validity, or the applicability of any Taxes mentioned in this Section but only to the extent of the savings. Further included in the definition of Taxes herein shall be general and special assessments, license fees, commercial rental tax, levy, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Landlord in the Leased Premises, Building, parcel or in the Complex or on the act of entering into this Lease or, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Leased Premises, Building, parcel or the Complex, any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant, of the Leased Premises, Building, parcel or any portion thereof or the Complex, or any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax, the nature of which may or may not have been previously included within the definition of Taxes. Further, if at any time during the term of this Lease the method of taxation or assessment of real estate or the income therefrom prevailing at the time of execution hereof shall be, or has been altered so as to cause the whole or any part of the Taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Landlord, wholly or partially, as a capital levy, business tax, fee, permit or other charge, or on or measured by the Rents received therefrom, then such new or altered taxes, regardless of their nature, which are attributable to the land, the Building or to other improvements on the land shall be deemed to be included within the term "Real Estate Taxes" for purposes of this Section, whether in substitution for, or in addition to any other Real Estate Taxes, save and except that such shall not be deemed to include any enhancement of said tax attributable to other income of Landlord. With respect to any general or special assessments which may be levied upon or against the Leased Premises, Building, Complex, or the underlying realty, or which may be evidenced by improvement or other bonds, and may be paid in annual or semi-annual installments, only the amount of such installment, prorated for any partial year, and statutory interest shall be included within the computation of Taxes for which Tenant is responsible hereunder.

          The parcel containing the Building is a separate tax parcel that also contains a six story building with a 5 story parking garage and approximately 21,665 square feet of Rentable Area having a street address of 185 Park Center Plaza, San Jose, California (the "185 Park Center Building"), together with all other improvements on such parcel. Since the Building and the 185 Park Center Building are currently included in the same Tax bill and contain different size and types of improvements, Landlord shall have the right to reasonably allocate the Taxes to each such building in accordance with Landlord's accounting and management principles. Currently, Taxes are allocated 9.71% to the Building and the balance to the 185 Park Center Building, but Landlord reserves the right to re-adjust such allocation in its good faith discretion.

          Notwithstanding anything to the contrary contained in the foregoing definition of Real Estate Taxes, Tenant shall not be responsible or liable for the payment of (a) any state or federal income taxes assessed against Landlord,
(b) any estate, succession or inheritance taxes of Landlord, (c) any corporation franchise taxes imposed upon the corporate owner of the fee of the Building, or
(d) any transfer taxes to record any document to convey any interest in the Building or the Complex (however any increase in taxes as result of any change of ownership shall be included in Real Estate Taxes).

     "Rent "rent" or "rental" means Minimum Monthly Rent and all other sums
      ----
required to be paid by Tenant pursuant to the terms of this Lease.

          "Rentable Area" "Rentable Area" as used in the Lease shall be
           -------------
determined as follows:

          (a)  Single Tenant Floor. As to each floor of the Building on which
               -------------------
the entire space rentable to tenants is or will be leased to one tenant, Rentable Area shall be the entire area bounded by the inside surface of the exterior glass walls on such floor, including all areas used for elevator lobbies, corridors, special stairways, special elevators, restrooms, mechanical rooms, electrical rooms and telephone closets, without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of Tenant, but excluding the area contained within the interior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks, pipe shafts, and the rentable square footage described in Paragraph (c) below.

          (b)  Multi-Tenant Floor. As to each floor of the Building on which
               ------------------
space is or will be leased to more than one tenant, Rentable Area attributable to each such lease shall be the total of (i) the entire area included within the Leased Premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls, the exterior of all walls separating such Leased Premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other tenants on such floors, (ii) a pro rata portion of the area within the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, telephone closets and their enclosing walls situated on such floor and (iii) the rentable square footage described in Paragraph (c) below.

          (c)  Building Load. In any event, Rentable Area shall also include
               -------------
Tenant's Proportionate Share of the lobbies of the Building and Tenant's Proportionate Share of the area of the emergency equipment, fire pump equipment, electrical switching gear, telephone equipment and mail delivery facilities serving the Building.

          (d)  Deemed Square Footage. The Rentable Area of the Leased Premises
               ---------------------
is deemed to be the square footage set forth in section 1.4 of this Lease as of the date hereof, and Rentable Area of the Building is deemed to be the square footage set forth in section 1.5 hereof. From time to time at landlord's option, Landlord may re-measure the Rentable Area of the Leased Premises and the Building and the other building on the Land, which determination shall be conclusive and thereon Tenant's Proportionate Share shall be adjusted accordingly, but the Minimum Monthly Rent shall not be changed.

     "Structural" as herein used shall mean any portion of the Leased Premises,
      ----------
Building or Common Areas of the Complex which provides bearing support to any other integral member of the Leased Premises, Building or Common Areas of the Complex such as, by limitation, the roof structure (trusses, joists, beams), posts, load beating walls, foundations, girders, floor joists, footings, and other load bearing members constructed by Landlord.

                     ARTICLE 3  PREMISES AND COMMON AREAS

     3.1  Demising Clause. Landlord hereby leases to Tenant, and Tenant hires
          ---------------
from Landlord the Leased Premises, consisting of the approximate square footage listed in the Salient Lease Terms, which the parties agree shall be deemed the actual square footage, subject to change by Landlord in connection with changes in the Rentable Area of the floor on which the Leased Premises are located.

     3.2  Reservation. Landlord reserves the area beneath and above the Building
          -----------
as well as the exterior thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires, and structural elements leading through the Leased Premises serving other parts of the Building and Common Areas of the Complex, so long as such items are concealed by walls, flooring or ceilings. Such reservation in no way affects the maintenance obligations imposed herein. Landlord may change the shape, size, location, number and extent of the improvements to any portion of the Building or Common Areas of the Complex without the consent of Tenant; provided, however, that Landlord agrees not to materially reduce the size of the parking area in the parking garage in the Building, except for temporary reductions due to repairs, maintenance and improvements and damage by casualty.

     3.3  Covenants, Conditions and Restrictions. The parties agree that this
          --------------------------------------
Lease is subject to the effect of (a) any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way of record, and any other matters or documents of record, including, without limitation, the Declaration of Restrictions referred to in the Salient Lease Terms; (b) any zoning laws of the city, county and state where the Complex is situated; and (c) general and special taxes not delinquent. Tenant agrees that as to its leasehold estate, Tenant and all persons in possession or holding under Tenant will conform to and will not violate the terms of any covenants, conditions or restrictions of record which may now or hereafter encumber the Building or the Complex, including, without limitation, the Declaration of Restrictions referred to in the Salient Lease Terms (hereinafter the "restrictions"). This Lease is subordinate to the restrictions and any amendments or modifications thereto.

     3.4  Common Areas. Landlord hereby grants to Tenant, for the benefit of
          ------------
Tenant and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to the limitation of Tenant's parking privileges as provided in Addendum No. 1 attached hereto and any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Building or the Complex. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

          (a)  Common Areas-Changes. Landlord shall have the right, in
               --------------------
Landlord's sole discretion, from time to time:

               (1) To make changes and reductions to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; provided, however, that Landlord agrees not to materially reduce the size of the parking area in the parking garage in the Building, except for temporary reductions due to repairs, maintenance and improvements and damage by casualty;

               (2) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (3) To designate other land outside the boundaries of the Building to be a part of the Common Areas;

               (4)  To add additional improvements to the Common Areas;

               (5) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building or Complex, or any portion thereof;

               (6) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas, Building and Complex as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

          (b)  Common Area Maintenance. Landlord shall, in Landlord's sole
               -----------------------
discretion, maintain the Common Areas (subject to reimbursement pursuant to this Lease), establish and enforce reasonable rules and regulations concerning such areas, close any of the Common Areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas, close temporarily any of the Common Areas for maintenance purposes, and make changes to the Common Areas including, without limitation, changes in the location of driveways, corridors, entrances, exits, the designation of areas for the exclusive use of others, the direction of the flow of traffic or construction of additional buildings thereupon. Landlord may provide security for the Common Areas, but is not obligated to do so. Under no circumstances shall Landlord be liable or responsible for any acts or omissions of any party providing any services to the Common Areas, Building or other improvements, including, without limitation, any security service, notwithstanding anything to the contrary contained in this Lease.

                        ARTICLE 4  TERM AND POSSESSION

     4.1  Commencement Date. The Term of this Lease shall commence on the
          -----------------
Commencement Date and shall be for the term specified in Section 1.8 hereof (which includes as set forth in Section 1.8 any partial month at the commencement of the Term if the Term commences other than on the first day of the calendar month).

     4.2  Acknowledgment of Commencement. After delivery of the Leased Premises
          ------------------------------
to Tenant, Tenant shall execute a written acknowledgment of the date of commencement in the form attached hereto as Exhibit D, and by this reference it shall be incorporated herein.

     4.3  Pre-Term Possession. If the Leased Premises are to be constructed or
          -------------------
remodeled by Landlord, Landlord will notify Tenant approximately 14 days prior to the estimated date when the Leased Premises are ready for Tenant's fixturing or Tenant's work, which may be prior to Substantial Completion of the Leased Premises by Landlord, but Tenant must have at least 7 days of access to the Leased Premises prior to the Commencement Date when carpeting has been installed even though the Tenant Improvements may not have been Substantially Completed as provided in Exhibit C attached hereto. Tenant may thereupon enter the Leased Premises for such purposes at its own risk, to make such improvements as Tenant shall have the right to make, to install fixtures, supplies, inventory and other property. Tenant agrees that it shall not in any way interfere with the progress of Landlord's work by such entry. Should such entry prove an impediment to the progress of Landlord's work, in Landlord's judgment, Landlord may demand that Tenant forthwith vacate the Leased Premises until such time as Landlord's work is complete, and Tenant shall immediately comply with this demand. During the course of any pre-term possession, whether such pre-term period arises because of an obligation of construction on the part of Landlord,' or otherwise, all terms and conditions of this Lease, except for rent and commencement, shall apply, particularly with reference to indemnity by Tenant of Landlord under section 10.4 and 14.4.

     4.4  Delay. If Landlord, for any reason whatsoever, cannot deliver
          -----
possession of the Leased Premises to Tenant with the Tenant Improvements Substantially Completed (as defined in Exhibit C) by the Estimated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, but in that event, there shall be no accrual of Rent for the period between the Estimated Commencement Date and the Commencement Date, except if the delay is due to a Tenant Delay (as defined in Exhibit C). Notwithstanding the foregoing, if the Tenant Improvements have not been Substantially Completed within 120 days of the Estimated Commencement Date and such delay is not due to any Tenant Delay or Force Majeure Delay (as defined in Exhibit C), then Tenant as its sole and exclusive remedy shall have the right to terminate this Lease upon written notice to Landlord within the earlier of 10 days after (i) the end of said 120 day period (but prior to Substantial Completion of the Tenant Improvements), or (ii) receipt of written notice from Landlord of a delay beyond said time period.

     4.5  Acceptance of Work.. Within fifteen (15) days following the date
          -------------------
Tenant takes possession of each floor of the Leased Premises, Tenant may provide Landlord with a punch list which sets forth any corrective work to be performed by Landlord with respect to work performed by Landlord; provided, however, that Tenant's obligation to pay Rent and other sums under this Lease shall not be affected thereby. If Tenant fails to submit a punch list to Landlord within such fifteen (15) day period, Tenant agrees that by taking possession of the Leased Premises it will conclusively be deemed to have inspected the Leased Premises and found the Leased Premises in satisfactory condition, with all work required of Landlord completed. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation or warranty, expressed or implied, with respect to the Leased Premises, Building or Common Areas of the Complex, or with respect to the suitability of them to the conduct of Tenant's business, nor has Landlord agreed to undertake any modifications,, alterations, or improvements of the Leased Premises, Building or Common Areas of the Complex, except as specifically provided in this Lease.

     4.6  Failure to Take Possession. Tenant's inability or failure to take
          --------------------------
possession of the Leased Premises, or applicable portions thereof, when delivery is tendered by Landlord shall not delay the Commencement Date of the Lease or Tenant's obligation to pay Rent. Tenant acknowledges that Landlord shall incur significant expenses upon the execution of this Lease, even if Tenant never takes possession of the Leased Premises, including, without limitation, brokerage commissions and fees, legal or other professional fees, the costs of space planning and the costs of construction of Tenant Improvements in the Premises. Tenant acknowledges that all of said expenses, in addition to all other expenses incurred and damages suffered by Landlord, shall be included in measuring Landlord's damages should Tenant breach the terms of this Lease.

                        ARTICLE 5 MINIMUM MONTHLY RENT

     5.1  Payment. Tenant shall pay to Landlord at the address specified in
          -------
Section 1.1, or at such other place as Landlord may otherwise designate, as "Minimum Monthly Rent" for the Leased Premises the amount specified in Section
1.9 hereof, payable in advance on the first day of each month during the Term of the Lease. If the Term commences on other than the first day of a calendar month, the rent for the first partial month shall be prorated accordingly. All payments of Minimum Monthly Rent (including sums defined as rent in Section 2 shall be in lawful money of the United States, and payable without deduction, offset, counterclaim, prior notice or demand.

     5.2  Advance Rent. The amount specified in Section 1.9(B) hereof is paid
          ------------
herewith to Landlord upon execution of this Lease as advance rent, receipt of which is hereby acknowledged, provided, however, that such amount shall be held by Landlord as an additional "Security Deposit" pursuant to this Lease until it is applied by Landlord to the first Minimum Monthly Rent due hereunder.

     5.3  Late Payment. If during any twelve (12) month period, Tenant fails to
          ------------
pay Rent within five (5) days after receipt of notice that payment is past due on more than three occasions, then Landlord may, by giving written notice to Tenant, require that Tenant pay the Minimum Monthly Rent and other Rent to Landlord quarterly in advance.

                           ARTICLE 6 ADDITIONAL RENT

     6.1  Personal Property, Gross Receipts, Leasing Taxes. This section is
          ------------------------------------------------
intended to deal with impositions or taxes directly attributed to Tenant or this transaction, as distinct from taxes attributable to the Building or Common Areas of the Complex which are to be allocated among various tenants and others. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If such taxes are included in the bill for the Real Estate Taxes for the Building or Complex, then Tenant shall pay to Landlord as additional rent the amount of such taxes within ten (10) days after demand from Landlord.

     6.2  Operating Costs, Taxes and Insurance.
          ------------------------------------

          (a)  Base Year Increases. If the Operating Costs, Taxes and/or
               -------------------
Insurance Costs for any Lease Year, calculated on the basis of the greater of
(i) actual Operating Costs, Taxes and Insurance Costs; or (ii) as if the Building were at least one hundred percent (100%) occupied and operational for the whole of such Lease Year, are more than the applicable Base Year Costs for Base Operating Costs, Base Taxes and Base Insurance as set forth in section 1.10 (which Base Year Costs shall be calculated separately for each such category of Base Year Costs), Tenant shall pay to Landlord its Proportionate Share of any such increase in Operating Costs, Taxes and/or Insurance Costs, as the case may be, as additional Rent as hereinafter provided.

          (b)  Partial Year. If any Lease Year of less than twelve (12) months
               ------------
is included within the Term, the amount payable by Tenant for such period shall be prorated on a per diem basis (utilizing a thirty (30) day month, three hundred sixty (360) day year).

     6.3  Method of Payment. Any additional Rent payable by Tenant under
          -----------------
Sections 6.1 and 6.2 hereof shall be paid as follows, unless otherwise provided:

          (a)  Estimated Monthly. During the Term, Tenant shall pay to Landlord
               -----------------
monthly in advance with its payment of Minimum Monthly Rent, one-twelfth (1/12th) of the amount of such additional Rent as estimated by Landlord in advance, in good faith, to be due from Tenant. If at any time during the course of the fiscal year, Landlord determines that Operating Costs, Insurance Costs and/or Taxes are projected to vary from the then estimated costs for such items by more than ten percent (10%), Landlord may, by written notice to Tenant, revise the estimated Operating Costs, Insurance Costs and/or Taxes for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant will have paid to Landlord Tenant's Proportionate Share of the such revised expenses for such year.

          (b)  Annual Reconciliation. Annually, as soon as is reasonably
               ---------------------
possible after the expiration of each Lease Year, Landlord shall prepare in good faith and deliver to Tenant a comparative statement, which statement shall be conclusive between the parties hereto, setting forth (1) the Operating Costs, Taxes and Insurance Costs for such Lease Year, and (2) the amount of additional Rent as determined in accordance with the provisions of this Article 6.

          (c)  Adjustment. If the aggregate amount of such estimated additional
               ----------
Rent payments made by Tenant in any Lease Year should be less than the additional Rent due for such year, then Tenant shall pay to Landlord as additional Rent upon demand the amount of such deficiency. If the aggregate amount of such additional Rent payments made by Tenant in any Lease Year of the Term should be greater than the additional Rent due for such year, then should Tenant not be otherwise in default hereunder, the amount of such excess will be applied by Landlord to the next succeeding installments of such additional Rent due hereunder; and if there is any such excess for the last year of the Term, the amount thereof will be refunded by Landlord to Tenant within sixty (60) days of the last day of the Term, provided Tenant is not otherwise in default under the terms of this Lease.

     6.4  Inspection. Tenant shall have the right at its own expense to inspect
          ----------
the books and records of Landlord pertaining to Operating Costs, Insurance Costs and Taxes once in any calendar year by any employee of Tenant or by a certified public accountant mutually acceptable to Landlord and Tenant (provided such certified public accountant charges for its service on an hourly basis and not based on a percentage of any recovery or similar incentive method) at reasonable times, and upon reasonable written notice to Landlord. Within ninety (90) days after receipt of Landlord's annual reconciliation, Tenant shall have the right, after at least ten (10) days prior written notice to Landlord, to inspect at the offices of Landlord or its property manager, the books and records of Landlord pertaining solely to the Operating Costs, Insurance Costs and Taxes for the immediately preceding calendar year covered in such annual reconciliation statement. All expenses of the inspection shall be borne by Tenant. If Tenant's inspection reveals a discrepancy in the comparative annual reconciliation statement, Tenant shall deliver a copy of the inspection report and supporting calculations to Landlord within thirty (30) days after completion of the inspection. If Tenant and Landlord are unable to resolve the discrepancy within thirty (30) days after Landlord's receipt of the inspection report, either party may upon written notice to the other have the matter decided by an inspection by an independent certified public accounting firm approved by Tenant and Landlord (the "CPA Firm"), which approval shall not be unreasonably withheld or delayed. If the inspection by the CPA Firm shows that the actual amount of Operating Costs, Insurance Costs or Taxes payable by Tenant is greater than the amount previously paid by Tenant for such accounting period, Tenant shall immediately pay Landlord the difference. If the inspection by the CPA Firm shows that the actual applicable amount is less than the amount paid by Tenant, then the difference shall be applied in payment of the next estimated monthly installments of Operating Costs, Insurance Costs and/or Taxes owing by Tenant, or in the event such accounting occurs following the expiration of the Term hereof, such difference shall be refunded to Tenant. Tenant shall pay for the cost of the inspection by the CPA Finn, unless such inspection shows that Landlord overstated Operating Costs, Insurance Costs or Taxes by more than five percent (5%), in which case Landlord shall pay for the cost of the inspection by the CPA Firm.

                      ARTICLE 7  ACCORD AND SATISFACTION

     7.1  Acceptance of Payment. No payment by Tenant or receipt by Landlord of
          ---------------------
a lesser amount of Minimum Monthly Rent or any other sum due hereunder, shall be deemed to be other than on account of the earliest due rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or payment or pursue any other remedy available in this Lease, at law or in equity. Landlord may accept any partial payment from Tenant without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required to be given pursuant to California Code of Civil Procedure
Section 1161, et seq., or of any successor statute thereto.

                          ARTICLE 8  SECURITY DEPOSIT

     8.1  Payment on Lease Execution. Tenant shall pay Landlord upon execution
          --------------------------
hereof the sum specified in the Salient Lease Terms as a Security Deposit. This sum is designated as a Security Deposit and shall remain the sole and separate property of Landlord until actually repaid to Tenant (or at Landlord's option the last assignee, if any, of Tenant's interest hereunder), said sum not being earned by Tenant until all conditions precedent for its payment to Tenant have been fulfilled. As this sum both in equity and at law is Landlord's separate property, Landlord shall not be required to (1) keep said deposit separate from his general accounts, or (2) pay interest, or other increment for its use. if Tenant fails to pay rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, including and not limited to Tenant's obligation to restore or clean the Leased Premises following vacation thereof, Tenant, at Landlord's election, shall be deemed not to have earned the right to repayment of the Security Deposit, or those portions thereof used or applied by Landlord for the payment of any rent or other charges in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord may retain such portion of the Security Deposit as it reasonably deems necessary to restore or clean the Leased Premises following vacation by Tenant. The Security Deposit is not to be characterized as rent until and unless so applied in respect of a default by Tenant.

     8.2  Restoration of Deposit. If Landlord elects to use or apply all or any
          ----------------------
portion of the Security Deposit as provided in Section 8.1, Tenant shall within ten (10) days after written demand therefor pay to Landlord in cash, an amount equal to that portion of the Security Deposit used or applied by Landlord, and Tenant's failure to so do shall be a material breach of this Lease. The ten (10) day notice specified in the preceding sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provisions required by law or ordinance.

                                 ARTICLE 9 USE

     9.1  Permitted Use. The Leased Premises may be used and occupied only for
          -------------
the purposes specified in Section 1.12 hereof, and for no other purpose or purposes. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Leased Premises, their cleanliness, safety, occupation and use. Tenant shall not use, or permit to be used, the Leased Premises in any manner that will disturb any other tenant in the Building or Complex, or obstruct or interfere with the rights of other tenant or occupants of the Building or Complex, or injure or annoy them or create any unreasonable smells, noise or vibrations (taking into account the nature and tenant-mix of the Building). Tenant shall not allow the Leased Premises to be used for any improper, immoral, unlawful Or objectionable purpose.

     9.2  Safes, Heavy Equipment. Tenant shall not place a load upon any floor
          ----------------------
of the Leased Premises which exceeds the lesser of fifty (50) pounds per square foot live load or such other amount specified in writing by Landlord from time to time. Landlord reserves the right to prescribe the weight and position of all safes and heavy installations which Tenant wishes to place in the Leased Premises so as properly to distribute the weight thereof, or to require plans prepared by a qualified structural engineer at Tenant's sole cost and expense for such heavy objects. Notwithstanding the foregoing, Landlord shall have no liability for any damage caused by the installation of such heavy equipment or safes.

     9.3  Machinery. Business machines and mechanical equipment belonging to
          ---------
Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any other leased space to such a degree as to be objectionable to Landlord or to any tenants in the Complex shall be placed and maintained by the party possessing the machines or equipment, at such party's expense, in settings of cork, rubber or spring type noise and/or vibration eliminators, and Tenant shall take such other measures as needed to eliminate vibration and/or noise. If the noise or vibrations cannot be eliminated, Tenant must remove such equipment within ten (10) days following written notice from Landlord.

     9.4  Waste or Nuisance. Tenant shall not commit, or suffer to be committed,
          -----------------
any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Complex in which the Leased Premises are located.

                ARTICLE 10 COMPLIANCE WITH LAWS AND REGULATIONS

     10.1  Compliance Obligations. Tenant shall, at its sole cost and expense,
           ----------------------
comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Leased Premises, and shall faithfully observe in the use or occupancy of the Leased Premises all municipal ordinances and state and federal statutes, laws and regulations now or hereafter in force, including, without limitation, the "Environmental Laws" (as hereinafter defined), and the Americans with Disabilities Act, 42 U.S.C. (S)(S) 12101-12213 (and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto) (herein referred to as the ("ADA"), whether or not any of the foregoing were foreseeable or unforeseeable at the time of the execution of this Lease. Tenant's obligation to comply with and observe such requirements, ordinances, statutes and regulations shall apply regardless of whether such requirements, ordinances, statutes and regulations regulate or relate to Tenant's particular use of the Leased Premises or regulate or relate to the use of premises in general, and regardless of the cost thereof. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that any such requirement, ordinance, statute or regulation pertaining to the Leased Premises has been violated, shall be conclusive of that fact as between Landlord and Tenant.

          Notwithstanding the foregoing, Landlord agrees, at its expense, to make the improvements to the existing bathrooms in the Leased Premises if such work is required under the ADA in connection with the construction by Tenant in the future of any other alterations in the Leased Premises to the extent Landlord does not construct such improvements as part of the initial Tenant Improvements.

     10.2  Condition of Leased Premises. Subject to Landlord's work, if any, as
           ----------------------------
referred to in Exhibit C to this Lease, Tenant hereby accepts the Leased Premises in the condition existing as of the date of occupancy, subject to all applicable zoning, municipal, county and state laws, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating the Leased Premises, and without representation, warranty or covenant by Landlord, express or implied, as to the condition, habitability or safety of the Leased Premises, the suitability or fitness thereof for their intended purposes, or any other matter.

     10.3  Hazardous Materials.
           -------------------

          (a) Hazardous Materials. As used herein, the term "Hazardous
              -------------------
Materials" shall mean any wastes, materials or substances (whether in the form of liquids, solids or gases, and whether or not air-borne), which are or are deemed to be (i) pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk to public health or to the environment, or which are or may become regulated by or under the authority of any applicable local, state or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s) thereto, replacements thereof or publications promulgated pursuant thereto, including, without limitation, any such items or substances which are or may become regulated by any of the Environmental Laws (as hereinafter defined); (ii) listed as a chemical known to the State of California to cause cancer or reproductive toxicity pursuant to Section 25249.8 of the California Health and Safety Code, Division 20, Chapter 6.6 (Safe Drinking Water and Toxic Enforcement Act of 1986); or (iii) a pesticide, petroleum, including crude oil or any fraction thereof, asbestos or an asbestos-containing material, a polychlorinated biphenyl, radioactive material, or urea formaldehyde.

          (b) Environmental Laws. In addition to the laws referred to in section
              ------------------
10.3(a) above, the term "Environmental Laws" shall be deemed to include, without limitation, 33 U.S.C. Section 1251 et seq., 42 U.S.C. Section 6901 et seq., 42
                                   -- ---                          -- ---
U.S.C. Section 7401 et seq., 42 U.S.C. Section 9601 et seq., and California
                    -- ---                          -- ---
Health and Safety Code Section 25100 et seq., and 25300 et seq., California
                                     -- ---             -- ---
Water Code, Section 13020 et seq., or any successor(s) thereto, all local, state
                          -- ---
and federal laws, judgments, ordinances, orders, roles, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or otherwise in any manner relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.

          (c) Use of Hazardous Materials. Tenant agrees that during the Term of
              --------------------------
this Lease, there shall be no use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release, or threatened release of Hazardous Materials on, from or under the Leased Premises (individually and collectively, "Hazardous Use") except to the extent that, and in accordance with such conditions as, Landlord may have previously approved in writing in its sole and absolute discretion. However, without the necessity of obtaining such prior written consent, Tenant shall be entitled to use and store only those Hazardous Materials which are (i) typically used in the ordinary course of business in an office for use in the manner for which they were designed and in such limited amounts as may be normal, customary and necessary for Tenant's business in the Premises, and (ii) in full compliance with Environmental Laws, and all judicial and administrative decisions pertaining thereto. For the purposes of this Section 10.3(c), the term Hazardous Use shall include Hazardous Use(s) on, from or under the Leased Premises by Tenant or any of its directors, officers, employees, shareholders, partners, invitees, agents, contractors or occupants (collectively, "Tenant's Parties"), whether known or unknown to Tenant, and whether occurring and/or existing during or prior to the commencement of the Term of this Lease.

          (d) Compliance. Tenant agrees that during the Term of this Lease
              ----------
Tenant shall not be in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene, soil, water, or environmental conditions on, under or about the Leased Premises including, but not limited to, the Environmental Laws.

          (e) Inspection and Testing by Landlord. Landlord shall have the right
              ----------------------------------
at all times during the term of this Lease to (i) inspect the Leased Premises and to (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section. Except in case of emergency, Landlord shall give reasonable notice to Tenant before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Tenant is in breach of Section
10.3 of this Lease. Neither any action nor inaction on the part of Landlord pursuant to this Section 10.3(e) shall be deemed in any way to release Tenant from, or in any way modify or alter, Tenant's responsibilities, obligations, and/or liabilities incurred pursuant to Section 10.3 hereof.

     10.4  Indemnity. Tenant shall indemnify, hold harmless, and, at Landlord's
           ---------
option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord and Landlord's officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all "Losses" (hereinafter defined) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant's Parties of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Article 10, including, without limitation the Environmental Laws; (b) any breach of the provisions of this Article 10 by Tenant or any of Tenant's Parties; or (c) any Hazardous Use on, about or from the Leased Premises of any Hazardous Material approved by Landlord under this Lease. The term "Losses" shall mean all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Leased Premises or the Complex, damages for the loss or restriction on use of any space or amenity within the Building or the Complex, damages arising from any adverse impact on marketing space in the Complex, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys' and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity.

                        ARTICLE 11 SERVICE AND EQUIPMENT

     11.1  Climate Control. So long as Tenant is not in default under any of the
           ---------------
covenants of this Lease, Landlord shall provide climate control to the Leased Premises from 7:00 a.m. to 6:00 p.m. (the "Climate Control Hours") on weekdays and 9:00 a.m. to 1:00 p.m. Saturdays (Sundays and holidays excepted) to maintain a temperature adequate for comfortable occupancy, provided that Landlord shall have no responsibility or liability for failure to supply climate control service when making repairs, alterations or improvements or when prevented from so doing by strikes or any cause beyond Landlord's reasonable control. Any climate control furnished for periods not within the Climate Control Hours pursuant to Tenant's request shall be at Tenant's sole cost and expense in accordance with rate schedules promulgated by Landlord from time to time. Upon request, Landlord shall advise Tenant of the then current rate schedule and the basis for its calculation. Tenant acknowledges that Landlord has installed in the Building a system for the purpose of climate control. Any use of the Leased Premises not in accordance with the design standards or any arrangement of partitioning which interferes with the normal operation of such system may require changes or alterations in the system or ducts through which the climate control system operates. Any changes or alterations so occasioned, if such changes can be accommodated by Landlord's equipment, shall be made by Tenant at its cost and expense but only with the written consent of Landlord first had and obtained, and in accordance with drawings and specifications and by a contractor first approved in writing by Landlord. If installation of partitions, equipment or fixtures by Tenant necessitates the re-balancing of the climate control equipment in the Leased Premises, the same will be performed by Landlord at Tenant's expense. Tenant acknowledges that up to one (1) year may be required after Tenant has fully occupied the Leased Premises in order to adjust and balance the climate control systems, but Landlord agrees to use its good faith efforts to adjust and balance such system as soon as is commercially reasonable. Any charges to be paid by Tenant hereunder shall be due within ten (10) days of receipt of an invoice from Landlord, which invoice may precede Landlord's expenditure for the benefit of Tenant.

     11.2  Elevator Service. Landlord shall provide elevator service (which may
           ----------------
be with or without operator at Landlord's option) provided that Tenant, its employees, and all other persons using such services shall do so at their own risk.

     11.3  Cleaning Public Areas. Landlord shall maintain and keep clean the
           ---------------------
street level lobbies, sidewalks, truck dock, public corridors and other public portions of the Building.

     11.4  Refuse Disposal. Tenant shall pay Landlord, within ten (10) days of
           ---------------
being billed therefor, for the removal from the Leased Premises and the Building of such refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of a reasonable office.

     11.5  Janitorial Service. Landlord shall provide cleaning and janitorial
           ------------------
service in and about the Complex and Leased Premises each weekday unless such service for a Friday is done on a weekend (Saturdays, Sundays and holidays excepted except for service done on a weekend for a Friday) in accordance with standards in first-class office buildings in the city in which the Building is located.

     11.6  Special Cleaning Service. To the extent that Tenant shall require
           ------------------------
special or more frequent cleaning and/or janitorial service (hereinafter referred to as "Special Cleaning Service") Landlord may, upon reasonable advance notice from Tenant, elect to furnish such Special Cleaning Service and Tenant agrees to pay Landlord, within ten (10) days of being billed therefor, Landlord's charge for providing such additional service. Special Cleaning Service shall include but shall not be limited to the following to the extent such services are beyond those typically provided pursuant to section 1.5 above:

          (a) The cleaning and maintenance of Tenant eating facilities other than the normal and ordinary cleaning and removal of garbage, which special cleaning service shall include, without limitation, the removal of dishes, utensils and excess garbage; it being acknowledged that normal and ordinary cleaning service does not involve placing dishes, glasses and utensils in the dishwasher, cleaning any coffee pot or other cooking mechanism or cleaning the refrigerator or any appliances;

          (b) The cleaning and maintenance of Tenant computer centers, including peripheral areas other than the normal and ordinary cleaning and removal of garbage if Tenant so desires;

          (c) The cleaning and maintenance of special equipment areas, locker rooms, and medical centers;

          (d) The cleaning and maintenance in areas of special security; and

          (e) The provision of consumable supplies for private toilet rooms in any separate office.

     11.7  Electrical. During the Term of this Lease, there shall be available
           ----------
to the Leased Premises electrical facilities comparable to those supplied in other comparable office buildings in the vicinity of the Building to provide sufficient power for normal lighting and office machines of similar low electrical consumption, and one personal computer for each desk station, but not for any additional computers or extraordinary data processing equipment, special lighting and any other item of electrical equipment which requires a voltage other than one hundred ten (110) volts single phase, as determined by Landlord in its sole and absolute discretion; and provided, however, that if the installation of such electrical equipment requires additional air conditioning capacity above that normally provided to tenants of the Building or above standard usage of existing capacity as determined by Landlord in its sole and absolute discretion, then the additional air conditioning installation and/or operating costs attributable thereto shall be paid by Tenant. Tenant agrees not to use any apparatus or device in, upon or about the Leased Premises which may in any way increase the amount of such electricity usually furnished or supplied to the Leased Premises, and Tenant further agrees not to connect any apparatus or device to the wires, conduits or pipes or other means by which such electricity is supplied, for the purpose of using additional or unusual amounts of electricity, without the prior written consent of Landlord. At all times, Tenant's use of electric current shall never exceed Tenant's share of the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use in the Leased Premises of any computer or electronic data processing or ancillary equipment or any other electrical apparatus designed to operate on electrical current in excess of 110 volts and 5 amps per machine, without the prior written consent of Landlord, which may be exercised in Landlord's reasonable discretion. If Tenant shall require electrical current in excess of that usually furnished or supplied for use of the Leased Premises as general office space, Tenant shall first procure the written consent of Landlord (which may be exercised in Landlord's reasonable discretion) to the use thereof and Landlord or Tenant may (i) cause a meter to be installed in or for the Leased Premises, or (ii) if Tenant elects not to install said meter, Landlord may reasonably estimate such excess electrical current. The cost of any meters (including, without limitation, the cost of any installation) or surveys to estimate such excess electrical current shall be paid by Tenant. Landlord's approval or any space plan, floor plan, construction plans, specifications, or other drawings or materials regarding the construction of the Tenant Improvements or any alterations shall not be deemed or construed as consent by Landlord under this paragraph to Tenant's use of such excess electrical current as provided above. Tenant agrees to pay to Landlord, promptly upon demand therefor, all costs of such electrical current consumed as well as an additional use charge calculated by said meters (at the rates charged for such services to the Building by the municipality or the local public utility) or the amount specified in said estimate, as the case may be, plus any additional expense incurred in keeping account of the electrical current so consumed, which additional expense Landlord shall advise Tenant within a reasonable time after request by Tenant.

     11.8  Water. During the Term of this Lease, if water is made available to
           -----
the Leased Premises, then water shall be used for drinking, lavatory and office kitchen purposes only as applicable. If Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking, lavatory, and office kitchen purposes (as determined by Landlord in its sole and absolute discretion), as applicable, Landlord may reasonably estimate such excess and Tenant shall pay for same. At Tenant's sole cost and expense; Landlord may also install a water meter and thereby measure Tenant's water consumption for all purposes, and Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown in said meter, as and when bill are rendered.

     11.9  Interruptions. It is understood that Landlord does not warrant that
           -------------
any of the services referred to above or any other services which Landlord may supply will be free from interruption. Tenant acknowledges that any one or more such services may be suspended or reduced by reason of repairs, alterations or improvements necessary to be made, by strikes or accidents, by any cause beyond the reasonable control of Landlord, or by orders or regulations of any federal, state, county or municipal authority. Any such interruption or suspension of services shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof, nor render Landlord liable to Tenant for damages by abatement of Rent or otherwise, nor relieve Tenant of performance of Tenant's obligations under this Lease. Landlord agrees to use its good faith efforts to restore such service.

                             ARTICLE 12 ALTERATIONS

     12.1  Consent of Landlord; Ownership. Tenant shall not make, or suffer to
           ------------------------------
be made, any alterations, additions or improvements, including, without limitation, any alterations, additions or improvements that result in increased telecommunication demands or require the addition of new communication or computer wires, cables and related devises or expand the number of telephone or communication lines dedicated to the Leased

Premises by the Building's telecommunication design, (collectively, "alterations") to the Leased Premises, or any part thereof, without the written consent of Landlord first had and obtained, which will not be unreasonably withheld. Any alterations, except trade fixtures, shall upon expiration or termination of this Lease become a part of the realty and belong to Landlord. Except as otherwise provided in this Lease, Tenant shall have the right to remove its trade fixtures placed upon the Leased Premises provided that Tenant restores the Leased Premises as indicated below.

     12.2  Requirements. Any alterations, additions or installations performed
           ------------
by Tenant (hereinafter collectively "alterations") shall be subject to strict conformity with the following requirements:

          (a) All alterations shall be at the sole cost and expense of Tenant;

          (b) Prior to commencement of any work of alteration, Tenant shall submit detailed plans and specifications, including working drawings (hereinafter referred to as "Plans"), of the proposed alterations, which shall be subject to the consent of Landlord in accordance with the terms of Section
12.1 above;

          (c) Following approval of the Plans by Landlord, Tenant shall give Landlord at least ten (10) days' prior written notice of any commencement of work in the Leased Premises so that Landlord may post notices of non-responsibility in or upon the Leased Premises as provided by law;

          (d) No alterations shall be commenced without Tenant having previously obtained all appropriate permits and approvals required by and of governmental agencies;

          (e) All alterations shall be performed in a skillful and workmanlike manner, consistent with the best practices and standards of the construction industry, and pursued with diligence in accordance with said Plans previously approved by Landlord and in full accord with all applicable laws and ordinances. All material, equipment, and articles incorporated in the alterations are to be new and of recent manufacture and of the most suitable grade for the purpose intended;

          (f) Tenant must obtain the prior written approval from Landlord for Tenant's contractor before the commencement of the work. Tenant's contractor for any work shall maintain all of the insurance reasonably required by Landlord, including, without limitation, commercial general liability and workers' compensation;

          (g) As a condition of approval of alterations, Landlord may require performance and labor and materialmen's payment bonds issued by a surety approved by Landlord, in a sum equal to the cost of the alterations guarantying the completion of the alterations free and clear of all liens and other charges in accordance with the Plans. Such bonds shall name Landlord as beneficiary;

          (h) The alterations must be performed in a manner such that they will not interfere with the quiet enjoyment of the other Tenants in the Complex.

     12.3  Liens. Tenant shall keep the Leased Premises and the Complex in which
           -----
the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event a mechanic's or other lien is filed against the Leased Premises, Building or the Complex as a result of a claim arising through Tenant, Landlord may demand that Tenant furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to at least one hundred fifty percent (150%) of the amount of the contested lien claim or demand, indemnifying Landlord against liability for the same and holding the Leased Premises free from the effect of such lien or claim. Such bond must be posted within ten (10) days following notice from Landlord. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in any action to foreclose such lien if Landlord shall decide it is to its best interest to do so. If Tenant fails to post such bond within said time period, Landlord after five (5) days prior written notice to Tenant may pay the claim prior to the enforcement thereof, in which event Tenant shall reimburse Landlord in full, including attorneys' fees, for any such expense, as additional rent, with the next due rental.

     12.4  Restoration. Tenant shall return the Leased Premises to Landlord at
           -----------
the expiration or earlier termination of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear and damage by casualty excepted. However, Tenant shall ascertain from Landlord at least thirty (30) days prior to the termination of this Lease, whether Landlord desires the Leased Premises, or any part thereof, restored to its condition prior to the making of permitted alterations, installations and improvements, and if Landlord shall so desire, then Tenant shall forthwith restore said Leased Premises or the designated portions thereof as the case may be, to its original condition, entirely at its own expense, excepting normal wear and tear. All damage to the Leased Premises caused by the removal of such trade fixtures and other personal property that Tenant is permitted to remove under the terms of this Lease and/or such restoration shall be repaired by Tenant at its sole cost and expense prior to termination.

                         ARTICLE 13 PROPERTY INSURANCE

     13.1  Use of Premises. No use shall be made or permitted to be made on the
           ---------------
Leased Premises, nor acts done, which will increase the existing rate of insurance upon the building in which the Leased Premises are located or upon any other Building in the Complex or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of "All Risk" fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable property damage and commercial general liability insurance, covering the Leased Premises, the Building, or the Complex.

     13.2  Increase in Premiums. Tenant agrees to pay Landlord, as additional
           --------------------
Rent, within ten (10) days after receipt by Tenant of Landlord's billing therefor, any increase in premiums for insurance policies which may be carried by Landlord on the Leased Premises, Building or Complex resulting from any negligent or intentional act or omission of Tenant or any of its contractors, partners, officers, employees or agents.

     13.3  Personal Property Insurance. Tenant shall maintain in full force and
           ---------------------------
effect on all of its fixtures, furniture, equipment and other business personal property in the Leased Premises a policy or policies providing protection against any peril included within the classification "All Risk" to the extent of at least ninety percent (90%) of their replacement cost, or that percentage of the replacement cost required to negate the effect of a co-insurance provision, whichever is greater. No such policy shall have a deductible in a greater amount than FIVE THOUSAND DOLLARS ($5,000.00). Tenant shall also insure in the same manner the physical value of all its leasehold improvements and alterations in the Leased Premises. During the term of this Lease, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, equipment, and leasehold improvements so insured. Landlord shall have no interest in said insurance, and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Tenant shall also maintain business interruption insurance and insurance for all plate glass (except for the exterior windows) upon the Leased Premises. All insurance specified in this Section 13.3 to be maintained by Tenant shall be maintained by Tenant at its sole cost.

     13.4  Landlord's Insurance. In addition to any other insurance Landlord
           --------------------
elects to maintain, Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than ninety percent (90%) of the replacement cost thereof (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy). Such insurance shall be issued in the names of Landlord and its lender, as their interests appear, and shall be for the sole benefit of such parties and under their sole control.

         ARTICLE 14 INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION

     14.1  Intent and Purpose. This Article 14 is written and agreed to in
           ------------------
respect of the intent of the parties to assign the risk of loss, whether resulting from negligence of the parties or otherwise, to the party who is obligated hereunder to cover the risk of such loss with insurance. Thus, the indemnity and waiver of claims provisions of this Lease have as their object, so long as such object is not in violation of public policy, the assignment of risk for a particular casualty to the party carrying the insurance for such risk, without respect to the causation thereof.

     14.2  Waiver of Subrogation. Landlord and Tenant release each other, and
           ---------------------
their respective authorized representatives, from any claims for damage to the Leased Premises and the Building and other improvements in which the Leased Premises are located, and to the furniture, fixtures, and other business personal property, Tenant's improvements and alterations of either Landlord or Tenant, in or on the Leased Premises and the Building and other improvements in which the Leased Premises are located, including loss of income, that are caused by or result from risks insured or required under the terms of this Lease to be insured against under any property insurance policies carried or to be carried by either of the parties.

     14.3  Form of Policy. Each party shall cause each such insurance policy
           --------------
obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be liable to the other for any damage caused by any peril included within the classification "All Risk" which is insured against under any property insurance policy carried under the terms of this Lease.

     14.4  Indemnity. Tenant, as a material part of the consideration to be
           ---------
rendered to Landlord, shall indemnify, defend, protect and hold harmless Landlord against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Landlord or which Landlord may pay or incur by reason of (a) injury or death to person or damage to property, from whatever cause, including, without limitation, the negligence of the parties hereto, all or in any way connected with the condition or use of the Leased Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property of Tenant, its agents, officers, employees or invitees, and (b) any injury or death to any person or damage to property caused by the negligence of Tenant or any of its officers, partners, employees or agents anywhere in the Complex. Nothing contained herein shall obligate Tenant to indemnify Landlord against the gross negligence or willful acts of Landlord or its officers, employees or agents. Landlord agrees to indemnify Tenant for all actions, claims, demands, liabilities, losses, costs and expenses arising out of the gross negligence or willful misconduct of Landlord or its officers, employees and agents anywhere in the Complex and the active negligence of Landlord or its officers, employees or agents in the Common Areas of the Complex.

     14.5  Defense of Claims. In the event any action, suit or proceeding is
           -----------------
brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request, will at Tenant's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated either by Tenant or by the insurer whose policy covers the occurrence and in either case approved by Landlord. The obligations of Tenant under this Section arising by reason of any occurrence taking place during the Lease term shall survive any termination of this Lease.

     14.6  Waiver of Claims. Tenant, as a material part of the consideration to
           ----------------
be rendered to Landlord, hereby waives all claims against Landlord for damages or injury, as described below, from any cause arising at any time, including breach of the provisions of this Lease and the negligence of the parties hereto except to the extent such damages or injury are caused by the gross negligence or willful actions of Landlord, its agents, officers and employees:

          (a) damages to goods, Wares, merchandise and loss of business in, upon or about the Leased Premises and injury to Tenant, its agents, employees, invitees or third persons, in, upon or about the Leased Premises, Building or Complex; and

          (b) (notwithstanding anything to the contrary contained in this Lease, including, without limitation, the definition of Operating Costs which includes "policing") damages to goods, wares, merchandise and loss of business, in, upon or about the Leased Premises or the Complex, and injury to Tenant, its agents, employees, invitees or third persons in, upon or about the Leased Premises or the Complex, where such damage or injury results from Landlord's failure to police or provide security for the Complex or Landlord's negligence in connection therewith.

     14.7  References. Wherever in this Article the term Landlord or Tenant is
           ----------
used and such party is to receive the benefit of a provision contained in this Article, such term shall refer not only to that party but also to its shareholders, officers, directors, employees, partners, members, managers, mortgagees and agents.

                        ARTICLE 15 LIABILITY INSURANCE

     15.1  Tenant's Insurance. Tenant shall, at Tenant's expense, obtain and
           ------------------
keep in force during the term of this Lease, a commercial general liability insurance policy insuring Tenant against the risks of, bodily injury and property damage, personal injury, contractual liability, completed operations, products liability, host liquor liability, owned and non-owned automobile liability arising out of the ownership, use, occupancy or maintenance of the Leased Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than ONE MILLION DOLLARS ($1,000,000.00) per occurrence with a TWO MILLION DOLLAR ($2,000,000.00) annual aggregate. Landlord and any lender and any other party in interest designated by Landlord shall be named as additional insured(s). The policy shall contain cross liability endorsements with coverage for Landlord for the negligence of Tenant even though Landlord is named as an additional insured; shall insure performance by Tenant of the indemnity provisions of this Lease; shall be primary, not contributing with, and not in excess of coverage which Landlord may carry; shall provide for severability of interest; shall provide that an act or omission of one of the insured or additional insureds which would void or otherwise reduce coverage shall not void or reduce coverages as to the other insured or additional insureds; and shall afford coverage after the term of this Lease (by separate policy or extension if necessary) for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the term of this Lease. The limits of said insurance shall not limit any liability of Tenant hereunder. Not more frequently than every year, if, in the reasonable opinion of Landlord, the amount of liability insurance required hereunder is not adequate, Tenant shall promptly increase said insurance coverage as required by Landlord.

     15.2  Workers' Compensation Insurance. Tenant shall carry Workers'
           -------------------------------
Compensation insurance as required by law, including an employers' liability endorsement.

         ARTICLE 16 INSURANCE POLICY REQUIREMENTS & INSURANCE DEFAULTS

     16.1  General Requirements. All insurance policies required to be carried
           --------------------
by Tenant (except Tenant's business personal property insurance) hereunder shall conform to the following requirements:

          (a) The insurer in each case shall carry a designation in "Best's Insurance Reports" as issued from time to time throughout the term as follows:
Policyholders' rating of A; financial rating of not less than VII;

          (b) The insurer shall be qualified to do business in the state in which the Leased Premises are located;

          (c) The policy shall be in a form and include such endorsements as are acceptable to Landlord;

          (d) Certificates of insurance shall be delivered to Landlord at commencement of the term and certificates of renewal at least thirty (30) days prior to the expiration of each policy;

          (e) Each policy shall require that Landlord be notified in writing by the insurer at least thirty (30) days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried.

     16.2  Tenant's Insurance Defaults. If Tenant fails to obtain any insurance
           ---------------------------
required of it under the terms of this Lease, Landlord may, at its option, but is not obligated to, obtain such insurance on behalf of Tenant and bill Tenant, as additional rent, for the cost thereof. Payment shall be due within ten (10) days of receipt of the billing therefor by Tenant.

                       ARTICLE 17 FORFEITURE OF PROPERTY

     17.1  Removal of Personal Property. Tenant agrees that as at the date of
           ----------------------------
termination of this Lease or repossession of the Leased Premises by Landlord, by way of default or otherwise, it shall remove all personal property to which it has the right to ownership pursuant to the terms of this Lease. Any and all such property of Tenant not removed by such date shall, at the option of Landlord, irrevocably become the sole property of Landlord. Tenant waives all rights to notice and all common law and statutory claims and causes of action which it may have against Landlord subsequent to such date as regards the storage, destruction, damage, loss of use and ownership of the personal property affected by the terms of this Article. Tenant acknowledges Landlord's need to relet the Leased Premises upon termination of this Lease or repossession of the Leased Premises and understands that the forfeitures and waivers provided herein are necessary to aid said reletting, and to prevent Landlord incurring a loss for inability to deliver the Leased Premises to a prospective Tenant.

                      ARTICLE 18 MAINTENANCE AND REPAIRS

     18.1  Landlord's Obligations. Subject to the other provisions of this Lease
           ----------------------
imposing obligations in this respect upon Tenant, Landlord shall repair, replace and maintain the external and Structural parts of the Building and Common Areas of the Complex which do not comprise a part of the Leased Premises and are not leased to others, janitor and equipment closets and shafts within the Leased Premises designated by Landlord for use by it in connection with the operation and maintenance of the Complex, and all Common Areas. Landlord shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner; but Landlord shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Tenant by reason of failure of such equipment, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the gross negligence or deliberate act or omission of Landlord. The cost for such repairs, maintenance and replacement shall be included in Operating Costs.

     18.2  Negligence of Tenant. If the Building, the elevators, boilers,
           --------------------
engines, pipes or apparatus used for the purpose of climate control of the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building, or the roof or the outside walls of the Building, fall into a state of disrepair or become damaged or destroyed through the gross negligence or intentional act of Tenant, its agents, officers, partners, employees or servants, the cost of the necessary repairs, replacements or alterations shall be borne by Tenant who shall pay the same to Landlord as additional charges forthwith on demand, except to the extent provided in section 14.2 (the waiver of subrogation) hereof.

     18.3  Tenant's Obligations. Tenant shall repair the Leased Premises,
           --------------------
including without limiting the generality of the foregoing, all interior partitions and walls, fixtures, Leasehold Improvements and alterations in the Leased Premises, fixtures and shelving, and special mechanical and electrical equipment which equipment is not a normal part of the Leased Premises installed by or for Tenant, reasonable wear and tear, damage with respect to which Landlord has an obligation to repair as provided in Section 18.1 and Section 19 hereof only excepted. Landlord may enter and view the state of repair and Tenant will repair in a good and workmanlike manner according to notice in writing.

     18.4  Cleaning. Tenant agrees at the end of each business day to leave the
           --------
Leased Premises in a reasonably clean condition for the purpose of the performance of Landlord's cleaning services referred to herein.

     18.5  Waiver. Tenant waives all rights it may have under law to make
           ------
     repairs at Landlord's expense.

     18.6  Acceptance. Except as to the construction obligations of Landlord, if
           ----------
any, stated in Exhibit C to this Lease, Tenant shall accept the Leased Premises in "as is" condition as of the date of execution of this Lease by Tenant, and subject to the punch list items referenced in section 4.5, Tenant acknowledges that the Leased Premises in such condition are in good and sanitary order, condition and repair.

                            ARTICLE 19 DESTRUCTION

     19.1  Rights of Termination. In the event the Leased Premises suffers (a)
           ---------------------
an "uninsured property loss" (as hereinafter defined) or (b) a property loss which cannot be repaired within one hundred eighty (180) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, Landlord or Tenant may terminate this Lease as of the date of the damage within twenty (20) days of written notice from Landlord to Tenant that the damage from the casualty was an uninsured property loss or that time to restore will exceed such one hundred eighty (180) day period. For purposes of this Lease, the term "uninsured property loss" shall mean any loss arising from a peril not covered by the standard form of "All Risk" property insurance policy:

     19.2  Repairs. In the event of a property loss which may be repaired within
           -------
one hundred eight (180) days from the date of the damage, or, in the alternative, in the event the parties do not elect to terminate this Lease under the terms of Section 19.1 above, then this Lease shall continue in full force and effect and Landlord shall forthwith undertake to make such repairs to reconstitute the Leased Premises to as near the condition as existed prior to the property loss as practicable. Such partial destruction shall in no way annul or void this Lease except that Tenant shall be entitled to a proportionate reduction of Minimum Monthly Rent following the property loss and until the time the Leased Premises are restored. Such reduction shall be based on the ratio that the square footage of the damaged portion of the Leased Premises bears to the total square footage of the Leased Premises. Landlord's obligations to restore shall in no way include any construction originally performed by Tenant or subsequently undertaken by Tenant, but shall include solely that property constructed by Landlord prior to commencement of the Term hereof.

     19.3  Repair Costs. The cost of any repairs to be made by Landlord,
           ------------
pursuant to Section 19.2 of this Lease, shall be paid by Landlord utilizing available insurance proceeds. Tenant shall reimburse Landlord upon completion of the repairs for any deductible for which no insurance proceeds will be obtained under Landlord's insurance policy, or if other premises are also repaired, a pro rata share based on total costs of repair equitably apportioned to the Leased Premises. Tenant shall, however, not be responsible to pay any deductible or its share of any deductible to the extent that Tenant's payment would be in excess of $10,000 if Tenant's consent has not been received by Landlord, unless such denial of consent by Tenant is unreasonable.

     19.4  Waiver. Tenant hereby waives all statutory or common law rights of
           ------
termination in respect to any partial destruction or property loss which Landlord is obligated to repair or may elect to repair under the terms of this Article.

     19.5  Landlord's Election. In the event that the Complex or Building is
           -------------------
destroyed to the extent of not less than thirty-three and one-third percent (33-1/3%) of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Leased Premises be injured or not, in the same manner as in
Section 19.1 above. In all events, a total destruction of the Complex or Building shall terminate this Lease.

     19.6  Damage Near End of Term. If at any time during the last twelve (12)
           -----------------------
months of the term of this Lease there is, in Landlord's sole opinion, substantial damage to the Leased Premises or the Building, whether or not such casualty is covered in whole or in party by insurance, Landlord may at Landlord's option cancel and terminate this Lease as of the date of Occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage and Landlord shall have no further liability hereunder. Substantial damage shall be defined as damage that will cost over $50,000.00 to repair.

                            ARTICLE 20 CONDEMNATION

     20.1  Definitions.
           -----------

          (a) "Condemnation" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and/or (ii) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (b) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

          (c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

          (d) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

     20.2  Total Taking. If the Leased Premises are totally taken by
           ------------
condemnation, this Lease shall terminate on the date of taking.

     20.3  Partial Taking; Common Areas.
           ----------------------------

          (a) If any portion of the Leased Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if 33-1/3% or more of the total number of square feet in the Leased Premises is taken.

          (b) If any part of the Common Areas of the Complex is taken by condemnation, this Lease shall remain in full force and effect so long as there is no material interference with the access to the Leased Premises, except that if thirty percent (30%) or more of the Common Areas is taken by condemnation, Landlord or Tenant shall have the election to terminate this Lease pursuant to this Section.

          (c) If fifty percent (50%) or more of the Building in which the Leased Premises are located is taken, Landlord shall have the election to terminate this Lease in the manner prescribed herein.

     20.4  Termination or Abatement. If either party elects to terminate this
           ------------------------
Lease under the provisions of Section 20.3 (such party is hereinafter referred to as the "Terminating Party"), it must terminate by giving notice to the other party (the "Nonterminating Party") within thirty (30) days after the nature and extent of the taking have been finally determined (the "Decision Period"). The Terminating Party shall notify the Nonterminating Party of the date of termination, which date shall not be earlier than one hundred twenty (120) days after the Terminating Party has notified the Nonterminating Party of its election to terminate nor later than the date of taking. If Notice of Termination is not given within the Decision Period, the Lease shall continue in full force and effect except that Minimum Monthly Rent shall be reduced by subtracting therefrom an amount calculated by multiplying the Minimum Monthly Rent in effect prior to the taking by a fraction the numerator of which is the number of square feet taken from the Leased Premises and the denominator of which is the number of square feet in the Leased Premises prior to the taking.

     20.5  Restoration. If there is a partial taking of the Leased Premises and
           -----------
this Lease remains in full force and effect pursuant to this Article, Landlord, at its cost, shall accomplish all necessary restoration so that the Leased Premises is returned as near as practical to its condition immediately prior to the date of the taking, but in no event shall Landlord be obligated to expend more for such restoration than the extent of funds actually paid to Landlord by the condemnor.

     20.6  Award. Any award arising from the condemnation or the settlement
           -----
thereof shall belong to and be paid to Landlord except that Tenant shall receive from the award compensation for the following if specified in the award by the condemning authority, so long as it does not reduce Landlord's award in respect of the real property Tenant's trade fixtures, tangible personal property, goodwill, loss of business and relocation expenses. At all events, Landlord shall be solely entitled to all award in respect of the real property, including the bonus value of the leasehold. Tenant shall not be entitled to any award until Landlord has received the above sum in full.

                     ARTICLE 21 ASSIGNMENT AND SUBLETTING

     21.1  Lease is Personal. The purpose of this Lease is to transfer
           -----------------
possession of the Leased Premises to Tenant for Tenant's personal use in return for certain benefits, including rent, to be transferred to the Landlord. Tenant acknowledges and agrees that it has entered into this Lease in order to occupy the Leased Premises for its own personal use and not for the purpose of obtaining the right to assign or sublet the leasehold to others.

     21.2  "Transfer of the Leased Premises" Defined. Except for an Affiliated
            ----------------------------------------
Transfer described in section 21.5 hereof, the terms "Transfer of the Leased Premises" or "Transfer" as used herein shall include any assignment of all or any part this Lease (including an assignment by operation of law), subletting of all or any part the Leased Premises or transfer of possession, or right of possession or contingent right of possession of all or any portion of the Leased Premises including, without limitation, concession, mortgage, deed of trust, devise, hypothecation, agency, franchise or management agreement, or the occupancy or use by any other person (the agents and servants of Tenant excepted) of any portion of the Leased Premises. If Tenant is a corporation which is not deemed a public corporation, or is an unincorporated association, partnership or limited liability company or partnership, or consists of more than one party, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership, limited liability company or ownership interest, in the aggregate (whether in a single transaction or series of separate but related transactions over a period of time) of twenty-five percent (25%) or more, shall be deemed a Transfer of the Leased Premises.

     21.3  No Transfer Without Consent. Except for an Affiliated Transfer
           ---------------------------
described in section 21.5 hereof, Tenant Shall not suffer a Transfer of the Leased Premises or any interest therein, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord, and a consent to one Transfer of the Leased Premises shall not be deemed to be a consent to any subsequent Transfer of the Leased Premises. Any Transfer of the Leased Premises without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. Any Transfer of the Leased Premises without such consent shall (i) be voidable, and (ii) terminate this Lease, in either case, at the option of Landlord. The consent by Landlord to any Transfer shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Leased Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, rights, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, rights, privileges or services to such assignee or subtenant.

21.4  When Consent Granted. The consent of Landlord to a Transfer may not be
      --------------------
unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to deny consent:

          (a) The financial strength of the proposed transferee at the time of the proposed Transfer is not at least equal to that of Tenant at the time of execution of this Lease;

          (b) A proposed transferee whose occupation of the Leased Premises would cause a diminution in the reputation of the Complex or the other businesses located therein;

          (c) A proposed transferee whose impact or affect on the common facilities or the utility, efficiency or effectiveness of any utility or telecommunication system serving the Building or the Complex or the other occupants of the Complex would be adverse, disadvantageous or require improvements or changes in any utility or telecommunication capacity currently serving the Building or the Complex;

          (d) A proposed transferee whose occupancy will require a variation in the terms of this Lease (including, without limitation, a variation in the use clause) or which otherwise adversely affects any interest of Landlord;

          (e) Tenant agrees that its personal business skills and philosophy were an important inducement to Landlord for entering into the Lease and that Landlord may reasonably object to the Transfer of the Leased Premises to another whose proposed use, while permitted by the Use clause of this Lease, would involve a quality, manner or type of business skills different from those of Tenant;

          (f) The existence of any default by Tenant under any provision of this Lease; or

          (g) A proposed transferee who is or is likely to be, or whose business is or is likely to be, subject to compliance with additional laws or other governmental requirements beyond those to which Tenant or Tenant's business is subject.

     21.5  Affiliated Transfer. Notwithstanding the foregoing, Tenant shall have
           -------------------
the right, without the consent of Landlord, but upon prior written notice to Landlord, to assign this Lease or sublet the Leased Premises: (a) to a company or other entity organized or to be organized by Tenant, provided that Tenant owns or beneficially controls all of the issued and outstanding shares of stock or interests of the company or other entity; (b) to any corporation or entity which controls, is controlled by, or is under common control with the original Tenant under this Lease; or (c) to a successor corporation which results from a merger, consolidation or other non-bankruptcy or insolvency reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction. In addition, if Tenant becomes a publicly held corporation whose stock is listed on a national stock exchange or is regularly traded in the over-the-counter market and quoted on NASDAQ, the transfer of shares in Tenant in connection with its public offering shall not be deemed a transfer requiring the consent of Landlord. Any Transfer under this section shall be referred to as an "Affiliated Transfer" and any transferee of an Affiliated Transfer shall be referred to as an "Affiliated Transferee."

     21.6  Procedure for Obtaining Consent. With respect to a Transfer requiting
           -------------------------------
Landlord's consent, Landlord need not commence its review of any proposed Transfer, or respond to any request by Tenant with respect to such, unless and until it has received from Tenant adequate descriptive information concerning the business to be conducted by the proposed transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed Transfer, including, without limitation, the following:

          (a) The past two years' audited annual Balance Sheets and Profit and Loss statements, certified correct by a Certified Public Accountant for such transfer, or if such transferee is privately owned company and does not have such audited statements, then the past two years' Federal Income Tax returns of the proposed transferee);

          (b) Banking references of the proposed transferee;

          (c) A resume of the business background and experience of the proposed transferee;

          (d) At least five (5) business and three (3) personal references for the proposed transferee; and

          (e) An executed copy of the instrument by which Tenant proposes to effectuate the Transfer.

     21.7  Recapture. By written notice to Tenant (the "Termination Notice")
           ---------
within thirty (30) days following submission to Landlord by Tenant of the information specified in section 21.6, Landlord may (1) terminate this Lease in the event of an assignment of this Lease or sublet of the entire Leased Premises, or (2) terminate this Lease as to the portion of the Leased Premises to be sublet, if the sublet is to be of less than the entire Leased Premises. If Landlord elects to terminate under the provisions hereof, and the area to be terminated is less than the entire Leased Premises, an amendment to this Lease shall be executed in which Tenant's obligations for rent and other charges shall be reduced in proportion to the reduction in the size of the Leased Premises caused thereby by restating the description of the Leased Premises, and its monetary obligations hereunder shall be reduced by multiplying such obligations by a fraction, the numerator of which is the Rentable Area of the Leased Premises offered for sublease and the denominator of which is the Rentable Area of the Leased Premises immediately prior to such termination, as determined by Landlord in its sole and absolute discretion. The provisions of this section shall not apply to an Affiliated Transfer under Section 21.5 hereof.

     21.8  Reasonable Restriction. The restrictions on Transfer described in
           ----------------------
this Lease are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the "Code") Section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Landlord pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Leased Premises would be unreasonable.

     21.9  Effect of Transfer. If Landlord consents to a Transfer and does not
           ------------------
elect to recapture as provided in section 21.7, the following conditions shall apply:

          (a) Each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease shall not be impaired or diminished as a result of such Transfer.

          (b) Tenant shall pay to Landlord on a monthly basis, eighty percent (80%) of the excess of any sums of money, or other economic consideration received by Tenant from the Transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like over the aggregate of (i) the amortized portion of the reasonable and customary expenses actually paid by Tenant to unrelated third parties for brokerage commissions, attorney's fees and design fees incurred as a direct consequence of the Transfer, and (ii) the total sums which Tenant pays Landlord under this Lease in such month, or the prorated portion thereof if the Leased Premises transferred is less than the entire Leased Premises. The amount so derived shall be paid with Tenant's payment of Minimum Monthly Rent. The term "amortized portion" is that portion of the applicable expenses derived by dividing such expenses by the number of months in the original term (excluding extension options) of the Transfer transaction.

          (c) No Transfer, whether or not consent of Landlord is required hereunder, shall relieve Tenant of its primary obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer of the Leased Premises.

          (d) If Landlord consents to a sublease, such sublease shall not extend beyond the expiration of the Term of this Lease.

          (e) No Transfer shall be valid and no transferee shall take possession of the Leased Premises or any part thereof unless, Tenant shall deliver to Landlord, at least ten (10) days prior to the effective date of such Transfer, a duly executed duplicate original of the Transfer instrument in form satisfactory to Landlord which provides that (i) the transferee in cases of an assignment assumes Tenant's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Landlord's election, attorn directly to Landlord in the event Tenant's Lease is terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of transfer contains such other assurances as Landlord reasonably deems necessary.

     21.10  Costs. Tenant shall reimburse Landlord as additional rent for
            -----
Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Leased Premises, whether or not consent is granted.

                          ARTICLE 22 ENTRY BY LESSOR

     22.1  Rights of Landlord. Tenant shall permit Landlord and Landlord's
           ------------------
agents and any mortgagee under a mortgage or beneficiary under a deed of trust encumbering the Building containing the Leased Premises and such party's agents to enter the Leased Premises at all reasonable times for the purpose of (a) inspecting the same, (b) maintaining the Building, (c) making repairs, replacements, alterations or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, (d) posting notices of non-responsibility for alterations, additions or repairs, (c) placing upon the Building any usual or ordinary "for sale" signs and showing the space to prospective purchasers, investors and lenders, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned, and (e) placing on the Leased Premises any "to let" or "to lease" signs and marketing and showing the Leased Premises to prospective tenants at any time within six (6) months prior to the expiration of this Lease. This Section in no way affects the maintenance obligations of the parties hereto.

                               ARTICLE 23 SIGNS

     23.1  Approval, Installation and Maintenance. Tenant shall not place on the
           --------------------------------------
Leased Premises or on the Building or Common Areas of the Complex, any exterior signs or advertisements nor any interior signs or advertisements that are visible from the exterior of the Leased Premises, without Landlord's prior written consent, which Landlord reserves the right to withhold for any aesthetic or other reason in its sole and absolute discretion. The cost of installation and regular maintenance of any such signs approved by Landlord shall be at the sole expense of Tenant, except that the cost to place Tenant's name in the directory(ies) for the Building shall be included as part of the Operating Costs. At the termination of this Lease, or any extension thereof, Tenant shall remove all its signs (other than the its name in the directory(ies) for the Building), and all damage caused by such removal shall be repaired at Tenant's expense.

                              ARTICLE 24 DEFAULT

     24.1  Definition. The occurrence of any of the following shall constitute a
           ----------
material default and breach of this Lease by Tenant:

          (a)  Payment. Any failure by Tenant to pay the rent or to make any
               -------
other payment required to be made by Tenant hereunder within five (5) days after receipt of written notice;

          (b)  Other Covenants. A failure by Tenant to observe and perform any
               ---------------
other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within the thirty (30) day period allowed, Tenant shall not be deemed to be in default if Tenant shall, within such thirty
(30) day period, commence to cure and thereafter diligently prosecute the same to completion; or

          (c)  Receivership. Either (1) the appointment of a receiver (except a
               ------------
receiver appointed at the instance or request of Landlord) to take possession of all or substantially all of the assets of Tenant, or (2) a general assignment by Tenant for the benefit of creditors, or (3) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall constitute a breach of this Lease by Tenant. In such event, Landlord may, at its option, declare this Lease terminated and forfeited by Tenant, and Landlord shall be entitled to immediate possession of the Leased Premises. Upon such notice of termination, this Lease shall terminate immediately and automatically by its own limitation; or

          (d)  Multiple Defaults. Any two (2) failures by Tenant to observe and
               -----------------
perform any provision of this Lease after receipt of written notice of such failure and the expiration of five (5) days without curing such failure (except for any additional time period provided in paragraph (b) above) during any calendar year during the term, as such may be extended, shall constitute, at the option of Landlord, a separate and non-curable default.

                       ARTICLE 25 REMEDIES UPON DEFAULT

     25.1  Termination and Damages. In the event of any default by Tenant, then
           -----------------------
in addition to any other remedies available to Landlord herein or at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant:

          (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; and

          (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the applicable law in the state in which the Leased Premises are located.

     25.2  Definition. As used in subsections 26.1 (a) and (b) above, the "worth
           ----------
at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in subsection 26.1(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank for the region in which the Complex is located at the time of award plus one percent (1%).

     25.3  Personal Property. In the event of any default by Tenant, Landlord
           -----------------
shall also have the right and option, with or without terminating this Lease, to do any one or combination of the following:

          (a) to reenter the Leased Premises and remove all persons and property from the Leased Premises;

          (b) to have all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property remain upon the Leased Premises during the length of any default by Tenant or a lesser period; or

          (c)  to require Tenant to forthwith remove such property.

          Landlord shall have the sole right to take exclusive possession of such property and to use it, rent, or charge free, until all defaults are cured. If Landlord shall remove property from the Leased Premises, Landlord may, in its sole and absolute discretion, store such property in the Complex, in a public warehouse or elsewhere. All costs incurred by Landlord under this section, including, without limitation, those for removal and storage (including, without limitation, charges imposed by Landlord for storage within the Complex), shall be at the sole cost of and for the account of Tenant. The rights stated herein are in addition to Landlord's rights described in Article 17.

     25.4  Recovery of Rent; Reletting.
           ---------------------------

          (a) In the event of the vacation or abandonment of the Leased Premises by Tenant or in the event that Landlord shall elect to reenter as provided in Section 25.3 above, or shall take possession of the Leased Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Section 25.1 above, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including, without limitation, Landlord's right from time to time, without terminating this Lease, to either recover all rental as it becomes due or relet the Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable with the right to make alterations and repairs to the Leased Premises. Acts of maintenance or preservation or efforts to relet the Leased Premises or the appointment of a receiver upon initiation of Landlord or other legal proceeding granting Landlord or its agent possession to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

          (b) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Leased Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

          (c) No reentry or taking possession of the Leased Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

          (d)  Landlord has the remedy described in California Civil Code
Section 1951.4 (Landlord may continue Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations).

     25.5  No Waiver. Efforts by Landlord to mitigate the damages caused by
           ---------
Tenant's default in this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder, nor shall Landlord have any obligation to mitigate damages hereunder.

     25.6  Curing Defaults. Should Tenant fail to repair, maintain, and/or
           ---------------
service the Leased Premises, or any part or contents thereof at any time or times, or perform any other obligations imposed by this Lease or otherwise, then after having given Tenant reasonable notice of the failure or failures and a reasonable opportunity which in no case shall exceed thirty (30) days, to remedy the failure, Landlord may perform or contract for the performance of the repair, maintenance, or other Tenant obligation, and Tenant shall pay Landlord for all direct and indirect costs incurred in connection therewith within ten (10) days of receiving a bill therefor from Landlord.

     25.7  Cumulative Remedies. The various rights, options, election powers,
           -------------------
and remedies of Landlord contained in this Article and elsewhere in this Lease shall be construed as cumulative and no one of them exclusive of any others or of any legal or equitable remedy which Landlord might otherwise have in the event of breach or default, and the exercise of one right or remedy by Landlord shall not in any way impair its right to any other right or remedy.

                             ARTICLE 26 BANKRUPTCY

     26.1  Bankruptcy Events. If at any time during the term of this Lease there
           -----------------
shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if a receiver or trustee takes possession of any of the assets of Tenant, or if the leasehold interest herein passes to a receiver, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement (any of which are referred to herein as "a bankruptcy event"), then the following provisions shall apply:

          (a)  Assume or Reject. At all events any receiver or trustee in
               ----------------
bankruptcy or Tenant as debtor in possession ("debtor") shall either expressly assume or reject this Lease within the earlier of sixty (60) days following the entry of an "Order for Relief" or such earlier period of time provided by law.

          (b)  Cure. In the event of an assumption of the Lease by a debtor,
               ----
receiver or trustee, such debtor, receiver or trustee shall immediately after such assumption (1) cure any default or provide adequate assurances that defaults will be promptly cured; and (2) compensate Landlord for actual pecuniary loss or provide adequate assurances that compensation will be made for actual pecuniary loss; and (3) provide adequate assurance of future performance.

          (c)  Adequate Assurance. For the purposes of paragraph 26.1 (b),
               ------------------
adequate assurance of future performance of all obligations under this Lease shall include, but is not limited to:

               (1) written assurance that rent and any other consideration due under the Lease shall first be paid before any other of Tenant's costs of operation of its business in the Leased Premises is paid;

               (2) written agreement that assumption of this Lease will not cause a breach of any provision hereof including, but not limited to, any provision relating to use or exclusivity in this or any other Lease, or agreement relating to the Leased Premises, or if such a breach is caused, the debtor, receiver or trustee will indemnify Landlord against such loss (including costs of suit and attorneys' fees), occasioned by such breach;

          (d)  Landlord's Obligation. Where a default exists under the Lease,
               ---------------------
the party assuming the Lease may not require Landlord to provide services or supplies incidental to the Lease before its assumption by such trustee or debtor, unless Landlord is compensated under the terms of the Lease for such services and supplies provided before the assumption of such Lease.

          (e)  Assignment. The debtor, receiver, or trustee may assign this
               ----------
Lease only if adequate assurance of future performance by the assignee is provided, whether or not there has been a default under the Lease. Any consideration paid by any assignee in excess of the rental reserved in the Lease shall be the sole property of, and paid to, Landlord. Upon assignment by the debtor or trustee, the obligations of the Lease shall be deemed to have been assumed, and the assignee shall execute an assignment agreement on request of Landlord.

          (f)  Fair Value. Landlord shall be entitled to the fair market value
               ----------
for the Leased Premises and the services provided by Landlord (but in no event less than the rental reserved in the Lease) subsequent to the commencement of a bankruptcy event.

          (g)  Reservation of Rights. Landlord specifically reserves any and all
               ---------------------
remedies available to Landlord in Article 25 hereof or at law or in equity in respect of a bankruptcy event by Tenant to the extent such remedies are permitted by law.

                         ARTICLE 27 SURRENDER OF LEASE

     27.1  No Merger. The voluntary or other surrender of this Lease by Tenant,
           ---------
or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

                       ARTICLE 28 LANDLORD'S EXCULPATION

     28.1  Limited Liability. In the event of default, breach, or violation by
           -----------------
Landlord (which term includes Landlord's partners, members, managers, co-venturers, co-tenants, officers, directors, employees, agents, or representatives) of any Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Leased Premises (or its interest in the Building, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Landlord.

     28.2  No Recourse. Landlord (as defined in Section 28.1) shall not be
           -----------
personally liable for any deficiency beyond its interest in the Leased Premises.

                          ARTICLE 29 ATTORNEYS' FEES

     29.1  Attorneys' Fees. In the event of any litigation or arbitration (if
           ---------------
each party in its sole and absolute discretion elects to use arbitration) proceeding between the parties with respect to this Lease, then all costs and expenses, including without limitation, all reasonable professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing party therein shall be paid or reimbursed by the other party. The "prevailing party" means the party determined by the court or arbitrator (if the parties elected to use arbitration) to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered. Further, in the event of any default by a party under this Agreement after notice and the expiration of the applicable cure period, such defaulting party shall pay all the expenses and attorneys' fees incurred by the other party in connection with such default, whether or not any litigation is commenced. Should Landlord be named as a defendant or requested or required to appear as a witness or produce any documents in any suit brought by Tenant against any other party or against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, all reasonable professional fees such as appraisers', accountants' and attorneys' fees. The provisions of this section shall survive the expiration or termination of this Lease.

                              ARTICLE 30 NOTICES

     30.1  Writing. All notices, demands and requests required or permitted to
           -------
be given or made under any provision of this Lease shall be in writing and shall be given or made by personal service or by mailing same by registered or certified mail, return receipt requested, postage prepaid, or overnight by Fed Ex or reputable courier which provides written evidence of delivery or other means of confirmation of delivery (such as computer confirmation by Fed Ex), or by facsimile with facsimile confirmation that the notice was sent, addressed to the respective party at the address set forth in Section 1.2 of this Lease or at such other address as the party may from time to time designate, by a written notice sent to the other in the manner aforesaid.

     30.2  Effective Date. Any such notice, demand or request ("notice") shall
           --------------
be deemed given or made on the third day after the date so mailed. Notwithstanding the foregoing, notice given by personal delivery or by fax to the party at its address or fax number as aforesaid shall be deemed given on the day on which delivery is made or the fax is sent, respectively. Notice given overnight by a reputable courier service which provides written evidence of delivery shall be deemed given on the business day immediately following deposit with the courier service.

     30.3  Authorization to Receive. Each person and/or entity whose signature
           ------------------------
is affixed to this Lease as Tenant or as guarantor of Tenant's obligations ("obligor") designates such other obligor its agent for the purpose of receiving any notice pertaining to this Lease or service of process in the event of any litigation or dispute arising from any obligation imposed by this Lease.

               ARTICLE 31 SUBORDINATION AND FINANCING PROVISIONS

     31.1  Priority of Encumbrances. This Lease shall be subordinate to any
           ------------------------
ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Leased Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     31.2  Execution of Documents. Tenant agrees to execute any documents
           ----------------------
required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. It is understood by all parties that Tenant's failure to execute the subordination documents referred to above may cause Landlord serious financial damage by causing the failure of a financing or sale transaction.

     31.3  Attornment. If the holder of any ground lease, mortgage, deed of
           ----------
trust or security described above (or its successor-in-interest), enforces its remedies provided by law or under the pertinent mortgage, deed of trust or security instrument and succeeds to Landlord's interest in the Leased Premises, Tenant shall, upon request of any person succeeding to the interest of such lender as result of such enforcement, automatically become the Tenant of said successor-in-interest without change in the terms or other provisions of this Lease, provided, however, that said successor-in-interest shall not be (i) bound by any payment of rent for more than thirty (30) days in advance, except prepayment in the nature of security for the performance by Tenant of its obligations under this Lease, (ii) liable for any act or omission of any previous landlord (including Landlord), (iii) subject to any offset, defense, recoupment or counterclaim that Tenant may have given to any previous landlord (including Landlord), or (iv) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) that has not, as such, been transferred to said successor-in-interest. Within ten (10) days after receipt of request by said successor-in-interest, Tenant shall execute and deliver an instrument or instruments confirming such attornment, including a non-disturbance, attornment and subordination agreement in a form required by any such successor-in-interest.

     31.4  Notice and Right to Cure Default. Tenant agrees to give any
           --------------------------------
mortgagee(s) and/or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                       ARTICLE 32 ESTOPPEL CERTIFICATES

     32.1  Execution by Tenant. Within ten (10) days after receipt of written
           -------------------
request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate acknowledging such facts regarding this Lease as Landlord may reasonably require, including without limitation, that to the extent of Tenant's knowledge (i) this Lease is in full force and effect, binding and enforceable in accordance with its terms and unmodified (or if modified, specifying the written modification documents); (ii) no default exists on the part of Landlord or Tenant under this Lease; (iii) there are no events which with the passage of time, or the giving of notice, or both, would create a default under this Lease;
(iv) no rent in excess of one month's rent has been paid in advance; (v) Tenant has not received any written notice of any other sale, assignment, transfer, mortgage or pledge of this Lease or the rent due hereunder; and (vi) Tenant has no defense, setoff, recoupment or counterclaim against Landlord. Any such estoppel certificate may be relied upon by Landlord, any lender and any prospective purchaser of the Building or Complex or any interest therein. The failure of Tenant to comply with this Article within ten (10) days after receipt of a second written notice from Landlord shall be a material breach of this Lease by Tenant giving Landlord all rights and remedies under this Lease, as well as a right to damages caused by the loss of a loan or sale which may result from such failure by Tenant.

     32.2  Financing. If Landlord desires to finance or refinance the Leased
           ---------
Premises, or ally part thereof, or the Building, Tenant hereby agrees to deliver to any lender designated by Landlord financial statements of Tenant of the type typically provided or available from a publicly held company to the extent such statements are in Tenant's possession. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and such lender in confidence and shall be used only for the purposes herein set forth.

                      ARTICLE 33 MISCELLANEOUS PROVISIONS

     33.1  Effect of Waiver. The waiver by Landlord or Tenant of any breach of
           ----------------
any Lease provision by the other party shall not be deemed to be a waiver of such Lease provision or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provision of this

Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. Any failure by Landlord or Tenant to insist upon strict performance by the other of this Lease of any of the terms and provisions of the Lease or any guaranty of this Lease shall not be deemed to be a waiver of any of the terms or provisions of the Lease or such guaranty, and Landlord or Tenant, as the case may be, shall have the right thereafter to insist upon strict performance by the other of any and all of them.

     33.2  Month-to-Month Tenancy on Acceptance. If Tenant should remain in
           ------------------------------------
possession of the Leased Premises after the expiration of the Lease term and without executing a new Lease, then, upon acceptance of rent by Landlord, such holding over shall be construed as a tenancy from month-to-month, subject to all the conditions, provisions and obligations of this Lease as existed during the last month of the term hereof, so far as applicable to a month to month tenancy, except that the Minimum Monthly Rent shall be equal one hundred fifty percent (150%) of the greater of (a) the Minimum Monthly Rent payable immediately prior to the expiration or sooner termination of the Lease, or (b) the then fair market rent; provided, however, that Tenant shall also be liable for any and all damages suffered or sustained by Landlord as a result of such holdover, including, without limitation, any loss of rental income from any other tenant that was interested in leasing all or any portion of the Leased Premises, brokerage commissions, design fees and any other damages as a result. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Leased Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this section shall apply.

     33.3  Binding Effect. The covenants and conditions herein contained shall,
           --------------
subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     33.4  Time of the Essence. Time is of the essence of this Lease with
           -------------------
respect to each and every article, section and subsection hereof.

     33.5  Release of Landlord. If, during the term of this Lease, Landlord
           -------------------
shall sell its interest in the Building or Complex of which the Leased Premises form a part, or the Leased Premises, then from and after the effective date of the sale or conveyance, Landlord shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued and provided Landlord transfers or provides a credit or other payment to such successor of the Security Deposit to the extent not previously applied by Landlord under the terms of this Lease.

     33.6  Rules and Regulations. Landlord or such other person(s) as Landlord
           ---------------------
may appoint shall have the exclusive control and management of the Common Areas and Building and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations, and to cause its employees; suppliers, shippers, customers, and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants of the Building or Complex.

     33.7  Transfer to Purchaser. If any security be given by Tenant to secure
           ---------------------
the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Landlord shall be discharged from any further liability in reference thereto.

     33.8  Late Charges. Tenant acknowledges that late payment by Tenant to
           ------------
Landlord of rent or any other payment due hereunder will Cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Leased Premises. Therefore, if any installment of rent, or any other payment due hereunder from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of such rent or other charge as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant default with respect to the overdue amount, or prevent Landlord from exercising any other rights or remedies available to Landlord.

     33.9  Interest. Any amount owed by Tenant to Landlord which is not paid
           --------
when due shall bear interest at the lesser of ten percent (10%) per annum or the maximum rate of interest permitted to be contracted for by law. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease.

     33.10  Authorization to Execute. If Tenant is a corporation, limited
            ------------------------
liability company, partnership or other entity, each individual executing this Lease on behalf of said organization represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Lease is binding upon said organization in accordance with its terms. Further, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution or other applicable authorization of said organization authorizing or ratifying the execution of this Lease.

     33.11  Captions. The captions of this Lease are for convenience only and
            --------
are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     33.12  Number and Gender. Whenever the singular number is used in this
            -----------------
Lease and when required by the context, the same shall include the plural, the plural shall include the singular, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one Tenant, the obligations imposed under this Lease upon Tenant shall be joint and several.

     33.13  Modifications. This instrument contains all of the agreements,
            -------------
conditions and representations made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease.

     33.14  Payments. Except as otherwise expressly stated, each payment
            --------
required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     33.15  Severability. The invalidity of any provision of this Lease, as
            ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     33.16  No offer. The preparation and submission of a draft of this Lease by
            --------
either party to the other shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of the Lease itself until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either party is free to terminate negotiations with no obligation to the other.

     33.17  Light, Air and View. No diminution of light, air, or view by any
            -------------------
structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

     33.18  Public Transportation Information. Tenant shall establish and
            ---------------------------------
maintain during the Term hereof a program to encourage maximum use of public transportation by personnel of Tenant employed on the Leased Premises, including without limitation the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Complex, staggering working hours of employees, and encouraging use of such facilities, all at Tenant's sole reasonable cost and expense. Tenant shall comply with all requirements of any local transportation management ordinance.

     33.19  Joint and Several Liability. Should Tenant consist of more than one
            ---------------------------
person or entity, they shall be jointly and severally liable on this Lease.

     33.20  Survival of Obligations. All obligations of Tenant which may accrue
            -----------------------
or arise during the term of this Lease or as a result of any act or omission of Tenant during said term shall, to the extent they have not been fully performed, satisfied or discharged, survive the expiration or termination of this Lease.

     33.21  Real Estate Brokers. Landlord and Tenant each represents and
            -------------------
warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease, except for the Broker identified in
Article 1. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

     33.22  Waiver of California Code Sections. In this Lease, numerous
            ----------------------------------
provisions have been negotiated by the parties, some of which provisions are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. Therefore, Tenant waives (for itself and all persons claiming under Tenant) the provisions of Civil Code Sections 1932(2) and 1933(4) with respect to the destruction of the Leased Premises; Civil Code Sections 1941 and 1942 with respect to Landlord's repair duties and Tenant's right to repair; Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Leased Premises by condemnation as herein defined; and any right of redemption or reinstatement of Tenant under any present or future case law or statutory provision (including Code of Civil Procedure Sections 473 and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the Leased Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

     33.23  Quiet Enjoyment. So long as Tenant pays all of the Minimum Monthly
            ---------------
Rent, all additional rent and other sums and charges under the Lease and otherwise performs all of its obligations in the Lease, Tenant shall have the right to possession and quiet enjoyment of the Leased Premises free from any unreasonable disturbance or interference, subject to the terms and provisions of the Lease. Landlord represents and warrants that it has the full right and power to execute and perform this Lease and to grant the estate demised herein.

     33.24  Counterparts. This Lease may be executed in One or more
            ------------
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first written above.

LANDLORD:                                   TENANT:

SJ PLAZA, LLC,                              BLAZE SOFTWARE, INC.
a Delaware limited liability company        a California corporation

By:  Divco West Group, LLC                  By:  /s/ Gary Shroyer
     A Delaware limited liability company      ---------------------------------
     Its Agent                              Name:   Gary Shroyer
                                                 -------------------------------
                                            Its:    VP CFO
                                                --------------------------------


By:  /s/ Scott L. Smithers                  By:  /s/ Gary Shroyer
   -------------------------------             ---------------------------------
Name:    Scott L. Smithers                  Name:   Gary Shroyer
     -----------------------------               -------------------------------
Its:        President                       Its:    Corporate Secretary
    ------------------------------              --------------------------------

                                   EXHIBIT C
                                   ---------

                   WORK LETTER FOR CONSTRUCTION OBLIGATIONS
                   ----------------------------------------

     This Exhibit C forms a part of that certain office Lease (the "Lease") by and between SJ PLAZA, LLC, a Delaware limited liability company, as Landlord, and BLAZE SOFTWARE, INC., as Tenant, to which this Exhibit is attached. If there is any conflict between this Exhibit and the Lease, this Exhibit shall govern.

     1.   Defined Terms. All defined terms referred to in this Exhibit shall
          -------------
have the same meaning as defined in the Lease to which this Exhibit is a part, except where expressly defined to the contrary.

     2.   Additional Definitions. Each of the following terms shall have the
          ----------------------
following meaning:

          "Construction Plans" -The complete plans and specifications for the
           ------------------
construction of the Tenant Improvements consisting of all architectural, engineering, mechanical and electrical drawings and specifications which are required to obtain all building permits, licenses and certificates from the applicable governmental authority(ies) for the construction of the Tenant Improvements. The Construction Plans shall be prepared by duly licensed and/or registered architectural and/or engineering professionals selected by Landlord in its sole and absolute discretion, and in all respects shall be in substantial compliance with all applicable laws, rules, regulations, building codes for the city and county where the Building is located.

          "Force Majeure Delays" - Any delay, other than a Tenant Delay, by
           --------------------
Landlord in completing the Tenant Improvements by the Estimated Commencement Date set forth in the Lease by reason of (i) any strike, lockout or other labor trouble or industrial disturbance (whether or not on the part of the employees of either party hereto), (ii) governmental preemption of priorities or other controls in connection with a national or other public emergency, civil disturbance, riot, war, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body, or (iii) shortages of fuel, materials, supplies or labor, (iv) lightning, earthquake, fire, storm, tornado, flood, washout explosion, inclement weather or any other similar industry-wide or Building-wide cause beyond the reasonable control of Landlord, or (v) any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. The time for performance of any obligation of Landlord to construct Landlord's Work under this Work Letter or the Lease shall be extended at Landlord's election by the period of any delay caused by any of the foregoing events.

          "Space Plan" - That certain Space Plan attached hereto as Exhibit C-l,
           ----------
which reflects the layout of the Tenant Improvements to be constructed by Landlord. Landlord and Tenant hereby approve of the Space Plan.

          "Substantial Completion," "Substantially Complete," "Substantially
           -----------------------------------------------------------------
Completed"- The terms Substantial Completion, Substantially Completed and
---------
Substantially Complete shall mean when the following have occurred or would have occurred but for Tenant Delays:

          (a) Landlord has delivered to Tenant a written notice stating that the Tenant Improvements have been Substantially Completed substantially in accordance with the Construction

Plans, except "punch list" items which may be completed without materially impairing Tenant's use of the Leased Premises or a material portion thereof; and

               (b) Landlord has obtained from the appropriate governmental authority a temporary, conditional or final certificate of occupancy or signed building permit (or equivalent), if one is required, for the Tenant Improvements permitting occupancy of the Leased Premises by Tenant.

          "Tenant Delay"- Any delay incurred by Landlord in completing the
           ------------
Tenant Improvements due to (i) a delay by Tenant, or by any person employed or engaged by Tenant, in approving or delivering to Landlord any plans, schedules or information, including, without limitation, the Construction Plans beyond the applicable time period set forth in this Exhibit, if any; (ii) a delay in the performance of work in the Premises by Tenant or any person employed by Tenant;
(iii) any changes requested by Tenant in or to previously approved work or in the Space Plan or Construction Plans; (iv) requests for materials and finishes which are not readily available, and/or delays in delivery of any materials specified by Tenant through change orders; (v) the failure of Tenant to pay as and when due under this Exhibits all costs and expenses to construct the Tenant Improvements to the extent Tenant is required to pay for such costs in this Exhibit; (vi) interference with the construction of the Tenant Improvements;
(vii) any delay attributable to the failure of Tenant to pay, when due, any amounts required to be paid by Tenant pursuant to this Exhibit or otherwise provided in the Lease. Landlord shall provide written notice to Tenant of any event constituting a Tenant Delay and the estimated length of the delay promptly following the date that Landlord has actual knowledge of such event constituting a Tenant Delay. If Tenant disputes that the event constitutes a Tenant Delay or the length of the Tenant Delay and the dispute is not resolved by the parties within 20 days, the matter shall be resolved by Landlord's architect whose decision on this subject shall be binding on the parties.

          "Tenant Improvements" - The improvements to be installed by Landlord
           -------------------
in the portion of the Leased Premises substantially in accordance with the Construction Plans and the type and quality of the Tenant Improvements shall be typical of standard interior improvements constructed by Landlord which are of the nature and quality required by specifications developed for the building containing the premises by Landlord's architect.

     2.   Construction of the Tenant Improvements.
          ---------------------------------------

          2.1  Construction Plans. Concurrent with its execution of the Lease,
               ------------------
Tenant shall submit to Landlord or its architect all additional information, including occupancy requirements for the Tenant Improvements in the Premises ("Information"), necessary to enable Landlord's architect to prepare Construction Plans for the Tenant Improvements. Landlord shall be entitled to rely upon all plans, drawings and information supplied by or for Tenant in preparing the preliminary plans. As soon as is commercially reasonable after receipt of the Information, Landlord shall cause to be prepared the Construction Plans for the Tenant Improvements that are consistent with and are logical evolutions of the Space Plan and the building standards and a copy of such Construction Plans shall be delivered to Tenant for its review and approval which shall not be unreasonably withheld. Tenant shall notify Landlord in writing within five (5) business days after receipt of Construction Plans or any preliminary plans that (i) Tenant approves of such plans; or (ii) Tenant disapproves the plans because they vary in design from the Space Plan approved by Landlord and Tenant in the particular instances specified by Tenant in such notice (including, without limitation, the specific changes requested by Tenant), but such disapproval shall constitute a Tenant Delay unless the plans materially deviate from the Space Plan or changes in such Space Plan that have been approved in writing by Landlord. The failure of Tenant to provide such written notice within said five (5) business day period shall be deemed as approval by Tenant of such plans.

          2.2  Construction. Landlord shall construct the Tenant Improvements
               ------------
substantially in accordance with the Construction Plans. The construction contract for constructing the Tenant Improvements and the contractor(s) to perform the work shall be approved and/or selected, as the case may be, by Landlord at its sole and absolute discretion without the consent of Tenant. The parties anticipate that the Tenant Improvements will be Substantially Completed by the estimated Commencement Date, subject to Tenant Delays and Force Majeure Delays.

          2.3  Tenant's Responsibility. Tenant shall be solely responsible for
               -----------------------
the suitability for the Tenant's needs and business of the design and function of the Tenant Improvements. Tenant shall also be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant. Tenant shall conform to the Building's wiring standards in installing any telephone equipment and shall be subject to any and all rules of the site during construction.

     3.   Payment of Construction Costs. Landlord shall pay for the costs to
          -----------------------------
construct the Tenant Improvements based on the Space Plan in existence as of the date hereof. Any additional costs due to changes in the Tenant Improvements reflected in the Space Plan or in the Construction Plans requested by Tenant or as a result of any Tenant Delay shall be paid by Tenant as provided in section 4 below.

     4.   Changes in Work. Tenant shall not be permitted to make any change in
          ---------------
the Tenant Improvements without the prior written approval of Landlord, which may be exercised, and made subject to such conditions as Landlord may require, in its reasonable discretion. Any change approved by Landlord that in Landlord's judgment results in a delay in constructing the Tenant Improvements shall be deemed a Tenant Delay, and shall extend the time period by which Landlord must Substantially Complete the Tenant Improvements, but shall not extend or postpone the date for payment of rent or for commencement of the term under this Lease. Tenant shall be responsible for the additional costs actually incurred by Landlord for such change after considering any changes where there may have been a savings, including the cost to revise the Construction Plans, obtain any additional permits and construct any additional improvements required as a result thereof, and the cost for materials and labor, and all other additional costs incurred by Landlord from resulting delays in completing the Tenant Improvements. Tenant shall make such payment to Landlord within ten (10) days after Tenant's receipt of notice from Landlord. If Landlord does not receive such payment within said ten (10) day period, Landlord shall have the right, in addition to any other rights or remedies available under the Lease, at law or in equity, to (i) discontinue all or any portion of the work until it receives said payment; (ii) proceed with the other work not affected by such change until such payment is received; (iii) proceed with the work contemplated with such change; or (iv) proceed with the work without making such change; in which case the commencement or completion of such work shall not be deemed a waiver of Tenant's obligation to pay for same or any additional costs or expenses incurred as a result thereof. Any delay caused as a result of such a change or request for a change shall constitute a Tenant Delay.

                                   EXHIBIT D
                                   ---------

                ACKNOWLEDGEMENT OF SUBSTANTIAL COMPLETION DATE

     This Acknowledgement of Substantial Completion Date is dated as of ,1999 between SJ PLAZA, LLC, a Delaware limited liability company ("Landlord"), and BLAZE. SOFTWARE, INC. ("Tenant"), who entered into a lease dated for reference purposes as of ________________ covering certain premises located in Suites 800 and 900 of the building at 150 Almaden Blvd., San Jose, California. All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

     1.   The parties agree that the date of       , is the date the Tenant
Improvements were Substantially Completed ( as defined in Exhibit C to the Lease).

     2.   Tenant hereby confirms the following:

          (a) That it has accepted possession of the Premises pursuant to the terms of the Lease; and

          (b) That the Tenant Improvements required to be furnished according to the Lease by Landlord in the Premises have been Substantially Completed.

     3. This agreement, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective heirs, successors, and assigns subject to the restrictions upon assignment and subletting contained in the Lease.

LANDLORD:                                        TENANT:

SJ PLAZA, LLC,                                   BLAZE SOFTWARE, INC.,
a Delaware limited liability company             a California corporation

By:  Divco West Group, LLC                       By:____________________________
     A Delaware limited liability company        Name:__________________________
     Its Agent                                   Its:___________________________

     By:__________________________
     Name:________________________
     Its:_________________________

                                   EXHIBIT E
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

     All capitalized terms referred to in this Exhibit shall have the same meaning provided in the Office Lease to which this Exhibit is attached, except where expressly provided to the contrary in this Exhibit E.

     1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Leased Premises and if the Leased Premises are situated on the ground floor of the Building, Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Leased Premises clean and free from rubbish.

     2. No awning or other projection shall be attached to the outside walls or windows of the Building or Complex without the prior written consent of Landlord in its sole and absolute discretion. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of the Leased Premises, without the prior written consent of Landlord in its sole and absolute discretion. Such awnings, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord in its sole and absolute discretion. All lighting fixtures hung in offices or spaces along the perimeter of the Leased Premises must be of a quality, type, design, bulb color, size and general appearance approved by Landlord.

     3. No sign, advertisement, notice, lettering, decoration or other thing shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Leased Premises or of the Building, without the prior written consent of Landlord in its sole and absolute discretion. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

     4. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the halls, passageways or other public places in the Building or Complex shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills or in the public portions of the Building or Complex.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building or Complex, nor placed in public portions thereof without the prior written consent of Landlord.

     6. The restrooms, toilets, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed, and no sweepings, rubbish, rages or other foreign substance of any kind shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who caused, or whose agents, servants, employees, contractors, visitors or licensees caused, the breakage, stoppage, or damage.

     7. Tenant shall not mark, paint or in any way deface any part of the Leased Premises or the Building or Complex, but shall have the right to put normal and customary decorations on the walls of the type typically found in office buildings. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct, in its sole and absolute discretion.

     8. No animal or bird or bicycle or vehicle of any kind shall be brought into or kept in or about the Leased Premises, Building or Complex, except seeing-eye dogs or other seeing-eye animals or other animals or equipment required by any disabled employee or invitee of Tenant.

     9. Prior to leaving the Leased Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights. Tenant shall assume all responsibility, including keeping doors locked and other means of entry to the Leased Premises closed, for protecting the Leased Premises from theft, robbery, and pilferage.

     10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with any occupant of the Building or Complex, or neighboring buildings or premises, or those having business with them. Tenant shall not harass or annoy any occupant of the Building or Complex, including, without limitation, any act or conduct that may violate, breach or infringe upon any federal, state or local laws or civil rights, including those pertaining to the protection of the civil rights of any person based on sex, race, religion, sexual preference, age or other consideration. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

     11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Leased Premises, Building or Complex any flammable, combustible or explosive fluid, chemical or substance.

     12. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

     13. No furniture, freight, or large equipment of any kind may be brought into or out of the Building without prior notice to Landlord. All moving activity into or out of the Building must be scheduled with Landlord and done only at the time and in the manner designated by Landlord. No deliveries of furniture, freight or large equipment (other than messenger services) shall be allowed between the hours of 7:00 a.m. and 9:00 a.m., 12:00 p.m. and 1:00 p.m., and 4:00 p.m. and 6:00 p.m., Monday through Friday. Landlord may at any time restrict the elevators and areas of the Building into which messengers may enter and may require that deliveries be left at the lobby security desk for pickup by Tenant. Landlord may prescribe the weight, size, and position of all safes and other heavy property brought into the Building and the times and manner of moving those items within and out of the Building. Tenant shall not overload the floor of the Leased Premises. If considered necessary by Landlord, safes and other heavy objects must stand on supports that are adequate to distribute the weight properly. Landlord shall not be responsible for loss of or damage to any safe or property. Any damage to any part of the Building or to its contents, occupants, or visitors caused by moving or maintaining any safe or other property referred to in this clause shall be the sole responsibility and expense of Tenant. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. No packages, supplies, equipment, or merchandise may be received in the Building or carried up or down in the elevators, except between those hours and in that specific elevator that Landlord shall designate.

     14. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building which, in Landlord's good faith opinion, tends to impair the reputation of the

Building or its desirability as a first class building for offices and/or commercial services and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday, after 1:00 p.m. on Saturdays and at all hours Sundays and legal holidays, all persons who do not present a pass to the Building issued by Landlord. Such hours are subject to change in Landlord's sole and absolute discretion upon written Landlord notice from Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building who possess a pass issued to Tenant. Landlord reserves the right to exclude or expel from the Building and Complex any person who, in Landlord's judgment, is under the influence of alcohol or drugs or commits any act in violation of any of these Rules and Regulations.

     16. Any person, including Tenant and Tenant's employees and agents, who enters or leaves the Building at any time when it is locked or at any time considered to be after the Building's normal business hours, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has previously arranged a pass for access to the Building. Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building of any person. Landlord reserves the right, in the event of invasion, mob, riot, public excitement, or other commotion, to prevent access to the Building or Complex during the continuance of that event by any means it considers appropriate for the safety and protection of life and property.

     17. Tenant's contractors shall, while in the Leased Premises, Building or elsewhere in the Complex, be subject to and under the control and direction of the Building Manager (but not as agent or servant of said Building Manager or of Landlord).

     18. If the Leased Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Leased Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

     19. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of the Landlord.

     20. Tenant and Tenant's employees, agents, contractors and invitees shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls, stairways, elevators, or common areas for the purpose of smoking tobacco products Or for any other purpose. Tenant and Tenant's employees and agents shall not obstruct those areas but use them only as a means of ingress to and egress from the Leased Premises, Building or Complex. Canvassing, soliciting and peddling in the Building or Common Areas of the Complex are prohibited and Tenant shall cooperate to prevent the same.

     21. No air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord in its sole and absolute discretion. Tenant shall not waste electricity, water, or air-conditioning and shall cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air-conditioning system.

     22. There shall not be used in any premises, or in the public halls, plaza areas, lobbies, or elsewhere in the Building or Complex, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and sideguards.

     23. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking" and shall comply with any other parking restrictions imposed by Landlord from time to time.

     24. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment to the extent required by applicable law, which may or may not contain combustible material, in the Leased Premises, Building or Complex.

     25. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Leased Premises.

     26. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, nor shall Tenant use any picture of the Building in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

     27. Tenant shall not prepare any food nor do any cooking, operate or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to others, except that food and beverage preparation by Tenant's employees using microwave ovens, equipment and/or coffee makers in Tenant's kitchen in the Lease Premises shall be permitted; provided, however, no odors of cooking or other processes may emanate from the Leased Premises. Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to the Leased Premises except for normal and customary vending machines typically found in leased premises in office buildings and for use or consumption by Tenant and its partners, officers, employees, agents and invitees or as approved in advance in writing by Landlord.

     28. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not install any machine or equipment which causes noise, heat, cold or vibration to be transmitted to the structure of the Building in which the Leased Premises are located without Landlord's prior written consent in its sole and absolute discretion. Tenant shall not place a load upon any floor of the Leased Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law.

     29. Smoking is prohibited in the Building, including, without limitation, the main lobby, all hallways, all elevators, all elevator lobbies and all restrooms.

     30. Tenant shall store all trash and garbage within the interior of the Leased Premises. Tenant shall not place or have placed in the trash boxes or receptacles any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Building. In disposing of trash and garbage, Tenant shall comply fully with any law or ordinance governing that disposal. All trash, garbage, and refuse disposal shall be made only through entry-ways and elevators provided for that purpose and shall be made only at times designated by Landlord.

     31. Tenant shall comply with requests by Landlord that Tenant inform Tenant's employees of items of importance to Landlord.

     32. Tenant may not introduce telephone, cable or other communication or telecommunication wires or other wires into the Leased Premises without first obtaining Landlord's approval of the method and location of such introduction. No boring or cutting for telephone wires or other wires shall be allowed without Landlord's consent. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to Landlord's prior approval

     33. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations or to make any additional reasonable Rules and Regulations that, in Landlord's sole and absolute discretion, may be necessary for:

               (a) The management, safety, care, and cleanliness of the Leased Premises, Building or Complex;

               (b) The preservation of good order; or

               (c) The convenience of other occupants and tenants in the Building or Complex.

          Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants. No waiver by Landlord shall be construed as a waiver of those Rules and Regulations in favor of any other tenant, and no waiver shall prevent Landlord from enforcing those Rules or Regulations against any other tenant of the Building or Complex.

                                   EXHIBIT F

                          DECLARATION OF RESTRICTIONS

That certain Ninth Amended Park Center Redevelopment Plan adopted June 25, 1996, City Council Ordinance No. 25112.

                                 ADDENDUM NO. 1

     This ADDENDUM NO. 1 (this "Addendum") is made in connection with and is a part of that certain Lease, dated as of November 12, 1999 by and between SJ Plaza, LLC, a Delaware limited liability company, as Landlord, and Blaze Software, Inc., as Tenant, (the "Lease").

     1.  Definitions and Conflict. All capitalized terms referred to in this
         ------------------------
Addendum shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Addendum. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Addendum, this Addendum shall control.

     2.  Parking. Tenant shall have the right to the following parking
         -------
privileges in the areas designated in section 2.1 below. The parking privileges are not applicable in the other levels of any parking garage or any other parking areas at the Complex. To exercise its rights to use any or all of such spaces, Tenant agrees that it must enter into a parking agreement, in the form required by the applicable tenant or operator of the Parking Garage (hereinafter defined), and comply with the requirements of such tenant or operator of said Parking Garage.

          2.1  Number of Spaces. Tenant shall have the right to 50 monthly
               ----------------
parking spaces on levels P2 and P3 of the main parking garage at Park Center Plaza and to 30 monthly parking spaces at the 5 story parking tower at 185 Park Avenue (each such parking facility shall be referred to herein as the "Parking Garage") for the Term of the Lease at the then prevailing market rate as set forth by the tenant and/or operator of each such Parking Garage.

          2.2  Notice of Exercise. Tenant hereby elects to have all of said
               ------------------
parking spaces. If Tenant does not enter into the parking agreement with the tenant or operator of the Parking Garage or if Tenant elects on not less than thirty (30) days prior written notice to Landlord and the tenant and/or operator of the Parking Garage to discontinue using all or any specified number of parking spaces Tenant previously elected to use, then Tenant shall not have any right to use the parking spaces for which it did not enter into a parking agreement or for which it rejected or subsequently discontinued, which spaces may be available to Landlord, and any parking rights for Tenant hereunder as to such rejected and subsequently discontinued spaces shall be null and void. Such rejected or discontinued spaces may be made available to Tenant in the future only to the extent such spaces become available, but there is not guaranty or assurance that such spaces will become available again in the future.

          2.3  General Procedures. The parking spaces will not be separately
               ------------------
identified and Landlord shall have no obligation to monitor the use of the Parking Garage. The parking operator of the Parking Garage will be responsible for monitoring the use of the Parking Garage. If Tenant discovers that the parking spaces are not available due to over-parking at the applicable Parking Garage, Landlord agrees to require the parking operator to implement a program or procedure to make the parking spaces that Tenant is entitled to under this Addendum available to Tenant. Landlord shall not be responsible for any loss or damage to any vehicle or other property at the Parking Garage or for any injury to any person. Said parking spaces shall be used only for parking of automobiles no larger than full size passenger automobiles, SUV vehicles, pick-up trucks and motorcycles. Tenant shall comply with all rules and regulations of the tenant or operator of the Parking garage where the parking spaces are located. A failure by Tenant or any of its employees, suppliers, shippers, customers or invitees to comply with the foregoing provisions shall subject Tenant to the loss of use of such parking spaces, in which case the Lease shall continue without any abatement in rent or charge to Landlord.

          2.4  Force Majeure. Landlord's agreement to provide or arrange for the
               -------------
parking spaces as provided herein shall be subject to casualties, Acts of God and other events beyond the control of Landlord.

          2.5  Condition. Tenant's rights to any parking spaces under this
               ---------
section are expressly conditioned upon (a) Tenant not being in default (after notice and the expiration of the applicable cure period) of any term or provision of this Lease, and (b) Tenant and/or its assignee or sublessee using the parking spaces only while such party is the Tenant under the Lease (or a subtenant of Tenant) and for use only in connection with its use and occupancy of the Leased Premises.

          2.6  Limitation. Landlord shall not be responsible for any loss or
               ----------
damage to property or injury to persons in or about the Parking Garage; it being acknowledged by the parties that Tenant assumes all risk of loss or damage at or about any parking garage.

     3.  Option to Extend and Rent During the Extended Period: Tenant shall have
         ----------------------------------------------------
one option to extend the term of the Lease for a period of five (5) years (the period shall be referred to as the "Extension Period") by giving written notice of exercise of such option ("Extension Option Notice") at least two hundred seventy (270) days, but not more than three hundred sixty-five (365) days, prior to the expiration of the Term. The Extension Period shall commence, if at all, immediately following the expiration of the initial Term of the Lease. If Tenant is in default (after notice and the expiration of he applicable cure period) under any term or provision of the Lease on the date of giving an Extension Option Notice, or if Tenant is in default (after notice and the expiration of the applicable cure period) under any term or provision of the Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord shall not commence and the Lease shall expire at the end of initial term. The Extension Period shall be upon all of the terms and provisions of the Lease, except that the Minimum Monthly Rent during such Extension Period shall be one hundred percent (100%) of then Fair Market Rent.

          3.1  Fair Market Rent. The term "Fair Market Rent" for purposes of
               ----------------
determining Minimum Monthly Rent during the Extension Period shall mean the greater of (i) the Minimum Monthly Rent payable during the last month prior to the commencement of the Extension Period, or (ii) the minimum monthly rent generally applicable to full service office leases at first class office buildings of comparable size, age, quality of the Leased Premises in the downtown San Jose, California location projected as of the first day of the Extension Period by giving due consideration for the quality of the Building and improvements therein, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, without any deduction for amortization or cost of tenant improvements, allowances, capital improvements or commissions whether or not incurred by Landlord, and otherwise subject to the terms and conditions of this Lease that will be applicable during the Extension Period.

          3.2  Procedure to Determine Fair Market Rent. Landlord shall notify
               ---------------------------------------
Tenant in writing of Landlord's determination of the Fair Market Rent ("Landlord's FMR") within fifteen (15) days after receipt of the Extension Option Notice. Within fifteen (15) days after receipt of such written notice of Landlord's FMR, Tenant shall have the right either to: (i) accept Landlord's FMR, or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below. The failure of Tenant to provide written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord's FMR. The election (or deemed election ) by Tenant under this section shall be non-revocable and binding on the parties.

          3.3  Appraisers. If Tenant has elected to have the Fair Market Rent
               ----------
determined by an appraisal, then within ten (10) days after receipt of Tenant's written notice of such an election, each party, by giving written notice to the other party, shall appoint an appraiser to render a written opinion of the Fair Market Rent for the Extension Period. Each appraiser must be a member of the Appraisal Institute of America (MAI) for at least five years and with at least five years experience in the appraisal of rental rates of leases in office buildings in the area in which the Building is located and otherwise unaffiliated with either Landlord or Tenant. The two appraisers shall render their written opinion of the Fair Market Rent for the Extension Period to Landlord and Tenant within thirty (30) days after the appointment of the second appraiser. If the Fair Market Rent of each appraiser is within five percent (5 %) of each other, then the average of the two appraisals of Fair Market Rent shall be the Minimum Monthly Rent for the Extension Period. If one party does not appoint its appraiser as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.

          3.4  Third Appraiser. If the Fair Market Rent determined by the
               ---------------
appraisers is more than five percent (5%) apart, then the two appraisers shall pick a third appraiser within ten (10) days after the two appraisers have rendered their opinions of Fair Market Rent as provided above. If the two appraisers are unable to agree on the third appraiser within said ten (10) day period, Landlord and Tenant shall mutually agree on the third appraiser within ten (10) days thereafter. If the parties do not agree on a third qualified appraiser within ten (10) days, then at the request of either Landlord or Tenant, such third appraiser shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara. The third appraiser shall be a person who has not previously acted in any capacity for either party and must meet the qualifications stated above.

          3.5  Impartial Appraisal. Within thirty (30) days after its
               -------------------
appointment, the third appraiser shall render its written opinion of the Fair Market Rent for the applicable Extension Period ("Third Opinion"). If the Fair Market Rent set forth in the Third Opinion is equidistant from the Fair Market Rent determination of Landlord's and Tenant's appraiser, then the Fair Market Rent contained in the Third Opinion shall be the Minimum Monthly Rent during the Extension Period. If the Fair Market Rent of the Third Opinion is not equidistant from the Fair Market Rent made by Landlord's and Tenant's appraiser, then the two closest fair market determinations made by Landlord's appraiser, Tenant's appraiser and the Third Opinion shall be average and such average shall be the Minimum Monthly Rent during the applicable Extension Period. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.

          3.6  Appraisal Costs. Each party shall bear the cost of its own
               ---------------
appraiser and one-half (1/2) the cost of the third appraiser, unless the Fair Market Rent of the Third Opinion is within three percent (3%) Landlord's FMR, in which case Tenant shall bear the entire cost of the third appraiser.

          3.7  Acknowledgment of Rent. After the Fair Market Rent for the
               ----------------------
Extension Period has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the minimum monthly rent for the Extension Period.

          3.8  Personal Option. The foregoing option to extend is personal to
               ---------------
the original Tenant signing the Lease (and its Affiliated Transferee as defined in Section 21.5 of the Lease), but may not be assigned or transferred to or exercised by any other assignee, sublessee or transferee under a Transfer.

     4.  Expansion Right. If Tenant is not in default of any term or provision
         ---------------
of the Lease and has not assigned the Lease or sublet any space covered thereby or agreed to do so in the future, Tenant shall have the one time right only during the initial Term (not any extended term) of the Lease to expand into space in the sixth (6th) and seventh (7th) floor(s) of the Building (the "Expansion Space") solely in accordance with the terms of this section 4 and its subsections; provided, however, that such expansion right shall not be applicable to (i) a renewal, assignment or sublease of any lease or any new lease with any existing tenant for space in any portion of the Expansion Space, (ii) any expansion options or similar rights granted to any other existing tenant as of the date of this Lease in the Building pursuant to its lease, (iii) any decision to permit an existing tenant in the Expansion Space to expand into additional space on the floor where its leased premises exists even though such existing tenant may not have further rights to expand in its lease, or (iv) any election by Divco West Group, LLC, or any affiliate thereof, in its sole and absolute discretion to lease all or any portion of the seventh (7th) floor of the Building, including without limitation any space on the 7th floor of the Building that Divco West Group, LLC does not currently lease.

          4.1  Expansion Right Procedure. If any Expansion Space is becomes
               -------------------------
available for lease as determined by Landlord in its sole and absolute discretion, Landlord shall notify Tenant of the portion of the Expansion Space that is available for leasing by Tenant on the rental rates and all other terms and provisions contained in the notice by Landlord, which terms and provisions may differ from those contained in the Lease (the "Expansion Notice"). Tenant shall have five (5) business days within which to provide written notice to Landlord that Tenant elects to lease such Expansion Space on the terms contained in the Expansion Notice. If Landlord does not receive such written notice within said time period, then it shall be conclusively deemed an election by Tenant not to lease such Expansion Space.

          4.2  Effect of Non-Acceptance. If Tenant does not accept the offer to
               ------------------------
lease the portion of the Expansion Space contained in the Expansion Notice, Landlord shall be free to lease all or any portion of the Expansion Space (including, without limitation, any space that is part of the Expansion Space but was not included in the Expansion Notice) to any other party on such terms proposed in the Expansion Notice, or on any other terms which may be different than the terms in the Expansion Space, in which case Tenant's right to lease all or any portion of the Expansion Space shall automatically lapse and be of no further force and effect, notwithstanding that Landlord may or may not actually lease all or any portion of the Expansion Space to other parties. Tenant acknowledge that Landlord shall have the right to lease portions of the Expansion Space to different parties, but that Tenant's expansion right under section 4 and its subsections only pertains to the Expansion Space contained in an Expansion Notice.

          4.4  Election to Expand. If Tenant elects to expand as provided under
               ------------------
this section 4 and its subsections, the Expansion Space shall be included within the Leased Premises as of said commencement date and on the other terms and conditions set forth in the Expansion Notice. The parties shall promptly execute an amendment to the Lease, in the form prepared by Landlord, to include in the Lease the Expansion Space, the length of the term of the lease for the Expansion Space (which may be different than the length of the term for the original Leased Premises), the rental rate and such other terms and conditions for the lease of the Expansion Space as are necessary or appropriate to incorporate the terms and conditions of the lease of such Expansion Space under the Expansion Notice. Tenant acknowledges that the length of the term and other provisions for the Expansion Space may be different that the applicable provision for the lease of the original Leased Premises, notwithstanding that the original Leased Premises and the Expansion Space will be covered under one lease agreement if Tenant leases the Expansion Space under section 4 and its subsections.

     5.  Letter of Credit Security Deposit. Pursuant to the terms of the Lease,
         ---------------------------------
a Security Deposit of $434,480.00 is required from Tenant. In lieu of depositing cash for the full amount of the Security Deposit, Tenant shall have the right to deposit a letter of credit for up to the full amount of the Security

Deposit, provided that at all times the amount of such letter of credit and cash shall equal to full amount of the Security Deposit. Said letter of credit shall be in the form of an irrevocable, unconditional and clean standby letter of credit and otherwise in the form set forth below (the "Letter of Credit"). The term Security Deposit shall mean the cash portion of the Security Deposit and the Letter of Credit.

          5.1  Form of Letter of Credit. The Letter of Credit shall be issued by
               ------------------------
a national bank acceptable to Landlord in its reasonable discretion, with offices in the San Francisco Bay Area that will accept and pay on any draw on the Letter of Credit. The Letter of Credit shall be issued for a term of at least twelve (12) months (with a term during the last year of the Lease Term of at least one full month following the expiration of the Lease Term) and shall be in a form and with such content acceptable to Landlord in its sole and absolute discretion. Any Letter of Credit that Tenant delivers to Landlord in replacement of an existing Letter of Credit shall be in an amount equal to the replaced Letter of Credit (prior to any draws but subject to any reductions under section
5.2 below) so that the cash and Letter of Credit together equal the amount of the Security Deposit specified in the Lease. Any such replacement Letter of Credit shall be delivered to and received by Landlord no later than thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right to draw upon the expiring Letter of Credit for the full amount thereof after providing notice to Tenant that Landlord intends to draw on the Letter of Credit and hold the same as Security Deposit, unless Tenant provides a replacement for or extension to the expiring Letter of Credit prior to a draw by Landlord of the expiring Letter of Credit; provided, however, that if Landlord draws on such expiring Letter of Credit and Tenant provides a replacement Letter of Credit which meets the requirements of this section, Landlord shall promptly return to Tenant in cash that amount of the Letter of Credit that had been drawn upon by Landlord. The Letter of Credit shall expressly permit full and partial draws. If for any reason the Letter of Credit does not permit partial draws, then Landlord shall have the right to make a full draw on the Letter of Credit, notwithstanding that the full amount may not be required to cure any default by Tenant. The Letter of Credit shall designate Landlord as beneficiary and shall be transferable by beneficiary to any transferee, successor, and assign (including any lender of Landlord) at no cost or expense to beneficiary. The Letter of Credit shall provide that it may be drawn by Landlord (or its assignee) upon presentation by Landlord to the issuing bank (at its offices in the San Francisco Bay Area) of a sight draft(s), together with a written statement executed by Landlord stating that the amount requested is due Landlord under the Lease. The amount of the draw requested by Landlord shall be payable by the bank without further inquiry or any Other documentation or further action required of the bank, Landlord, or Tenant. All costs and expenses to obtain the Letter of Credit and all renewals shall be borne by Tenant.

          If the Letter of Credit is drawn upon by Landlord, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to amount required under the Lease and this Addendum. At all times the Security Deposit, whether in the form of cash and/or Letter of Credit, shall be in the amount specified in the Lease. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to use all or any part of the Letter of Credit or cash portion of the Security Deposit, and such use shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant shall not be entitled to any interest on the cash portion of the Security Deposit. The exercise of any rights of Landlord to the Security Deposit shall not constitute a waiver of nor relieve Tenant from any liability or obligation for any default by Tenant. If Landlord draws upon the entire amount of the Letter of Credit, Tenant may deliver a replacement Letter of Credit to Landlord, instead of depositing cash with Landlord, equal to the original amount of the Letter of Credit.

          5.2  Reduction after Time. The amount of the Security Deposit may be
               --------------------
reduced by $86,896.00 after each of the first four annual anniversary dates of the Commencement Date; provided that (i) a default (after notice and the expiration of the applicable cure period) by Tenant of any provision of the Lease does not exist and no such default or breach occurred during the year immediately prior to the effective date of the reduction under this section; and
(ii) at no time shall the Security Deposit be less than $86,896.00. If Tenant is entitled to reduce the amount of the Letter of Credit pursuant to this paragraph and Tenant delivers to Landlord written notice of its request to so reduce the amount of the Security Deposit, then Tenant may, not less than (10) days after Landlord's receipt of such notice, either obtain and deliver a new or amended Letter of Credit to replace or amend, as the case may be, the then existing Letter of Credit, in an amount required under this section.

                               PARKING AGREEMENT

     THIS AGREEMENT made as of November 12, 1999, between STANDARD PARKING CORPORATION, an Illinois corporation ("Licensor") and BLAZE SOFTWARE, INC., a California corporation ("Licensee").

     1. The parties hereby acknowledge that Licensee has heretofore entered, or is contemporaneously herewith entering, a certain office Lease dated as of November 12, 1999 (the "Lease") with SJ Plaza, LLC, a Delaware limited liability company ("Landlord") for certain leased premises known as Suites 800 and 900 (the "Premises") located in the building commonly known as 150 Almaden Blvd., San Jose, California ("Property").

     2. Licensor hereby grants to Licensee and persons designated by Licensee a license to use 50 parking spaces in the parking garage located on levels P2 and
               --
P3 of the main parking garage at Park Center Plaza, San Jose, California and 30
                                                                             --
parking spaces in the 5-story parking tower located at 185 Park Avenue, San Jose, California (each such parking facility shall be referred to herein as the "Garage") and not in the other levels of the parking facility at the Park Center Plaza Complex. The term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Expiration Date under the Lease, or termination of the Lease or Licensee's abandonment of the Premises thereunder. During the Term of this license, Licensee shall pay Licensor the monthly charges established from time to time by Licensor for parking in the Garage, payable in advance, to Licensor at 100 Park Center, Suite 104A, San Jose, CA 95113, attn.' Manager or such other place as Licensor may from time to time designate by giving Licensee written notice thereof as provided herein. The current market charge for each such space is $150.00, per month. No deductions from the monthly charge shall be made for days at which the Garage is not used by Licensee. However, Licensee may reduce the number of parking spaces hereunder, at any time, by providing at least thirty (30) days advance written notice to Licensor, accompanied by any key-card, sticker or other identification or entrance system provided by Licensor; such cancellation shall be irrevocable. Licensee may, from time to time, request additional parking spaces, and if Licensor shall provide the same, such spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and such monthly charges as Licensor shall establish from time to time. Licensee shall also pay to Licensor a deposit for each access or parking card issued by Licensor to Licensee (and the current amount of such deposit is $10.00 for each card).

     3. Licensee shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage. Licensor reserves the right to adopt, modify and enforce reasonable rules governing the use of the Garage from time to time, including any key-card, sticker or other identification or entrance system, and hours of operation. The rules set forth hereinafter are currently in effect. Licensor may refuse to permit any person who violates such rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage.

     4. The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis except where otherwise expressly agreed in writing, but Licensee shall be entitled to the number of spaces provided in this agreement. Licensor shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any matter relating to the Garage, and in all events, Licensee agrees to look first to its insurance carrier and to require that Licensee's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Garage. Licensee hereby waives on behalf of its insurance carriers all rights of subrogation against Licensor or Licensor's agents. Licensor reserves the right to assign specific spaces and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties; and Licensee and persons designated by Licensee hereunder shall not park in any such assigned or reserved spaces. Licensor also reserves the right to close all or any portion of the Garage in order to make repairs or perform, maintenance services, or to alter, modify, restripe or renovate the Garage, of if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Licensor's reasonable control. In such event, Licensor shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If for any other reason, Licensee or persons properly designated by Licensee, shall be denied access to the Garage, and licensee or such persons shall have complied with the Agreement and this Agreement shall be in effect, Licensor's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Licensee or such persons in utilizing alternative parking, which amount Licensor shall pay upon presentation of documentation supporting Licensee's claims in connection therewith.

     5. If Licensee shall default under this Agreement, Licensor shall have all rights available to it by reason of such default, including without limitation the right (i) to refuse further access to the Garage by Licensee (whether by deactivation of key-cards or otherwise), and (ii) to remove from the Garage any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Licensee shall default under this Agreement, Licensor shall have the right to cancel this Agreement on ten days written notice unless within such ten day period, Licensee cures such default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Licensor at law or equity.

     6. All notices or demands under this Agreement shall be in writing and shall be served personally, by national overnight air courier service or by registered or certified mail, return receipt requested, addressed to:

            Licensor:                       with copies to:

            Standard Parking Corporation    Divco West Group, LLC
            101 Park Center, Suite 104A     100 Park Center Plaza, Suite 425
            San Jose, CA 95113              San Jose, CA 95113
                                            Attn.: Property Manager

            Licensee:

            Blaze Software, Inc.
            150 Almaden Blvd., Suite 800
            San Jose, CA 95113
            Attn.: Chief Financial officer
            ------------------------------

or such other addresses as the parties may therefore designate by written notice so delivered. Each such notice or demand shall be deemed delivered immediately, if personally delivered; the next business day, if sent by national overnight air courier service; or on the date on which the return receipt is signed or delivered, is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if sent by certified mail.

     7. Licensee shall have the right to assign all or any portion of its rights under this Agreement to any assignee of all or part of Licensee's rights under the Lease or any sublessee of all or part of the Premises. It is understood and agreed that the identity of the Licensor may change from time to time during the term of this Agreement and that Licensor's interest in this Agreement shall be freely assignable. Licensee hereby consents to the assignment, from time to time, of the initial or any successor Licensor's in this Agreement to another Licensor, and upon any such assignment the Licensor which is assigning its rights hereunder as set forth above shall be relieved of any and all Obligations thereafter arising under this Agreement.

                                     Rules
                    (subject to modification by the garage)

     (i) Garage hours shall be 6 a.m. to 8 p.m. or such other hours as Licensor shall determine from time to time; however, monthly parkers shall have access to the Garage at all times.

     (ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

     (iii)  All directional signs and arrows must be observed.

     (iv)   The speed limit shall be 5 miles per hour.

     (v) Spaces reserved for handicapped parking must be used only by vehicles properly designated.

     (vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

          (a)  areas not striped for parking,
          (b)  aisles,
          (c)  where "no parking" signs are posted,
          (d)  ramps, and
          (e)  loading zones.

     (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Licensor shall remain the property of Licensor. Such devices must be displayed as requested and may not be obliterated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

     (viii) Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Garage is not used by Licensee or its designees.

     (ix) Garage managers or attendants are not authorized to make or allow any exceptions to the rules.

     (x)    Every parker is required to park and lock his own car.

     (xi) Loss or theft of parking identification key cards or other such devices must be reported to Licensor or any garage manager immediately. Any parking devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Licensee or its employees must be reported to the office of the garage immediately.

     (xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles, SUV vehicles, standard pick-up trucks and motorcycles.

     (xiii) By signing this Parking Agreement, Licensee agrees to acquaint all persons to whom Licensee assigns parking spaces of these rules.

LICENSOR:                              LICENSEE:

STANDARD PARKING CORPORATION,          BLAZE SOFTWARE, INC.,
An Illinois corporation                a California corporation

By:        /s/ Scott L. Smith          By:  /s/ Gary Shroyer
           ------------------               -------------------
Name:          Scott L. Smith          Name:    Gary Shroyer
           ------------------               -----------------
Its:       President                   Its:    VP CFO
           ------------------               ----------------